Exhibit 10.2

EXECUTION VERSION

WADDELL & REED FINANCIAL, INC.

$190,000,000

5.00% Senior Notes, Series A, due 2018
5.75% Senior Notes, Series B, due 2021

NOTE PURCHASE AGREEMENT

Dated as of August 31, 2010

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TABLE OF CONTENTS

(continued)

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TABLE OF CONTENTS

(continued)

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SCHEDULE A	—	INFORMATION RELATING TO PURCHASERS

SCHEDULE B	—	DEFINED TERMS

SCHEDULE 5.3	—	Disclosure Materials

SCHEDULE 5.4	—	Subsidiaries of the Company and Ownership of Subsidiary Stock

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.8	—	Litigation

SCHEDULE 5.15	—	Existing Indebtedness

SCHEDULE 10.2	—	Existing Subsidiary Indebtedness

SCHEDULE 10.3	—	Existing Liens

SCHEDULE 10.6	—	Sale/Leaseback Properties

EXHIBIT 1(a)	—	Form of 5.00% Senior Note, Series A, due 2018

EXHIBIT 1(b)	—	Form of 5.75% Senior Note, Series B, due 2021

EXHIBIT 4.4(a)(i)	—	Form of Signing Date Opinion of Special Counsel for the Company

EXHIBIT 4.4(a)(ii)	—	Form of Closing Opinion of Special Counsel for the Company

EXHIBIT 4.4(b)(i)	—	Form of Signing Date Opinion of Internal Counsel to the Company

EXHIBIT 4.4(b)(ii)	—	Form of Closing Opinion of Internal Counsel to the Company

EXHIBIT 4.4(c)(i)	—	Form of Signing Date Opinion of Special Counsel for the Purchasers

EXHIBIT 4.4(c)(ii)	—	Form of Closing Opinion of Special Counsel for the Purchasers

EXHIBIT 7.1(f)(i)	—	Form of Report on Net Asset Values

EXHIBIT 7.1(f)(ii)	—	Form of Report on Aggregate Revenue Base

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WADDELL & REED FINANCIAL, INC.
6300 Lamar Avenue
Overland Park, Kansas 66202

Re:	5.00% Senior Notes, Series A, due 2018
5.75% Senior Notes, Series B, due 2021

As of August 31, 2010

TO EACH OF THE PURCHASERS LISTED IN
SCHEDULE A HERETO:

Ladies and Gentlemen:

Waddell & Reed Financial, Inc., a Delaware corporation (the “Company”), agrees with each of the purchasers whose names appear at the end hereof (each, a “Purchaser” and, collectively, the “Purchasers”) as follows:

SECTION 1.                                                                            AUTHORIZATION OF NOTES.

The Company has duly authorized the issue and sale of $190,000,000 aggregate principal amount of its senior notes in two series, of which $95,000,000 aggregate principal amount shall be its 5.00% Senior Notes, Series A, due 2018 (the “Series A Notes,” such term to include any such notes issued in substitution therefor pursuant to Section 13) and $95,000,000 aggregate principal amount shall be its 5.75% Senior Notes, Series B, due 2021 (the “Series B Notes,” such term to include any such notes issued in substitution therefor pursuant to Section 13, and, together with the Series A Notes, the “Notes”).  The Notes shall be substantially in the respective forms set out in Exhibits 1(a) and 1(b).  The terms “Note,” “Series A Note” and “Series B Note” mean one of the Notes, one of the Series A Notes and one of the Series B Notes, respectively.  Certain capitalized and other terms used in this Note Purchase Agreement (this “Agreement”) are defined in Schedule B and references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2.                                                                            SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes of the series and in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof.  The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

SECTION 3.                                                                            CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, at 10:00 a.m., New York City time, at a closing (the “Closing”) on January 13, 2011 or on such other Business Day thereafter on or prior to January 15, 2011 as may be agreed upon by the Company and the Purchasers.  At the Closing the Company will deliver to each Purchaser the Notes to be purchased by such Purchaser in the form of a single Note of each series to be purchased by such Purchaser (or such greater number of Notes in denominations of at least $1,000,000 or integral multiples of $500,000 in excess thereof as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company as set forth in the letter delivered pursuant to Section 4.10 hereof.

If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4.                                                                            CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions:

Section 4.1.                                                Representations and Warranties.  The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

Section 4.2.                                                Performance; No Default.  The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the date of this Agreement and prior to or at the date of the Closing and immediately prior to and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) no Default or Event of Default shall have occurred and be continuing.  Neither the Company nor any Subsidiary shall have entered into any transaction since July 23, 2010 that would have been prohibited by Sections 10.1 through 10.8, inclusive, had such Sections applied since such date.  No Change of Control shall have occurred or be contemplated.

Section 4.3.                                                Compliance Certificates.

(a)                                  Officer’s Certificate.  The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of this Agreement and the date of the Closing, respectively, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled as of such date.

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(b)                                 Secretary’s Certificate.  The Company shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of this Agreement and the date of the Closing, respectively, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes and this Agreement or the absence of changes to such resolutions and other corporate proceedings, if the same were previously certified to pursuant to this Section 4.3(b).

Section 4.4.                                                Opinions of Counsel.  Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of this Agreement and the date of the Closing, respectively, (a) from Fulbright & Jaworski L.L.P., counsel for the Company, substantially in the form of Exhibits 4.4(a)(i) and 4.4(a)(ii), respectively, and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers), (b) from internal counsel to the Company, substantially in the form of Exhibits 4.4(b)(i) and 4.4(b)(ii), respectively, and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request, and (c) from Willkie Farr & Gallagher LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(c)(i) and 4.4(c)(ii), respectively, and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5.                                                Purchase Permitted By Applicable Law, Etc.  On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.  If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6.                                                Sale of Other Notes.  Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in Schedule A.

Section 4.7.                                                Payment of Special Counsel Fees.  Without limiting the provisions of Section 15.1, the Company shall have paid on or before the date of this Agreement and the date of the Closing, respectively, the fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the date of this Agreement and the date of the Closing, as applicable.

Section 4.8.                                                Private Placement Numbers.  A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes of each series.

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Section 4.9.                                                Changes in Corporate Structure.  The Company shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following June 30, 2010.

Section 4.10.                                         Funding Instructions.  At least three Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company setting out the information contemplated by Section 3, including (a) the name and address of the Company’s bank, (b) such bank’s ABA number, (c) the account name and number into which the purchase price for the Notes is to be deposited and (d) the name and telephone number of a contact person at such bank.

Section 4.11.                                         Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5.                                                                            REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser on and as of the date of this Agreement and on and as of the date of the Closing that:

Section 5.1.                                                Organization; Power and Authority.  The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

Section 5.2.                                                Authorization, Etc.  This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.                                                Disclosure.  The Company, through its agents, Bank of America Merrill Lynch and Wells Fargo & Co., has delivered to each Purchaser a copy of a Private Placement Memorandum, dated July 2010 (the “Memorandum”), relating to the transactions contemplated hereby.  The Memorandum fairly describes, in all material respects, the general nature of the

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business of the Company and its Subsidiaries.  This Agreement, the Memorandum and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and identified in Schedule 5.3 (collectively, as the “Disclosure Documents”), and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  Except as disclosed in the Disclosure Documents or the financial statements listed in Schedule 5.5 as of the date of this Agreement, since December 31, 2009, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.  There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4.                                                Organization and Ownership of Shares of Subsidiaries.  (a)  Schedule 5.4 contains (except as noted therein or as updated prior to the Closing) complete and correct lists (i) of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, and (ii) of the Company’s directors and senior officers.

(b)                                 All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4 as of the date of this Agreement).

(c)                                  Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Subsidiary has the corporate, limited liability company or other similar power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d)                                 No Subsidiary is a party to, or otherwise subject to any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4 as of the date of this Agreement and customary limitations imposed by regulation, corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5.                                                Financial Statements; Material Liabilities.  The Company has delivered to each Purchaser copies of the consolidated and consolidating financial statements of the Company listed on Schedule 5.5 (as updated prior to the Closing).  All of said financial

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statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).  The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents or the financial statements of the Company listed on Schedule 5.5 as of the date of this Agreement.

Section 5.6.                                                Compliance with Laws, Other Instruments, Etc.  The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

Section 5.7.                                                Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

Section 5.8.                                                Litigation; Observance of Agreements, Statutes and Orders.  (a)  Except as described on Schedule 5.8 as of the date of this Agreement, there are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b)                                 Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.9.                                                Taxes.  The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability

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or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.  The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate.  The Federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended 2004 and paid for all fiscal years up to and including the fiscal year ended 2009.

Section 5.10.                                         Title to Property; Leases.  The Company and its Subsidiaries have good and sufficient title to their respective properties that are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement.  All leases that are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11.                                         Licenses, Permits, Etc.  (a)  The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without conflict with the rights of others to the actual knowledge of the Responsible Officers after due internal inquiry.

(b)                                 To the actual knowledge of the Responsible Officers after due internal inquiry, no product of the Company or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c)                                  To the actual knowledge of the Responsible Officers after due internal inquiry, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

Section 5.12.                                         Compliance with ERISA.  (a)  The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect.  Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3(3) of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

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(b)                                 The present value of the aggregate benefit liabilities under each of the Pension Plans, determined as of the end of such Pension Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Pension Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Pension Plan allocable to such benefit liabilities by more than $20,000,000 in the case of any single Pension Plan.  The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c)                                  Neither the Company nor any ERISA Affiliate contributes to or is obligated to contribute to any Multiemployer Plan.

(d)                                 The expected postretirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board ASC 715, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e)                                  The execution and delivery of this Agreement and the issuance and sale of the Notes at Closing hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax or penalty could be imposed pursuant to section 502(i) of ERISA or section 4975(c)(1)(A)-(D) of the Code.  The representation by the Company to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.13.                                         Private Offering by the Company.  Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the Notes or any similar securities from, or otherwise approached or negotiated in respect thereof with, any person other than the Purchasers and not more than 50 other Institutional Investors, each of which has been offered the Notes at a private sale for investment.  Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

Section 5.14.                                         Use of Proceeds; Margin Regulations.  The Company will apply the proceeds of the sale of the Notes to repay existing Indebtedness or for general corporate purposes or for both such purposes.  No part of the proceeds from the sale of the Notes hereunder will be used, and no part of the proceeds of such Indebtedness being repaid was used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets.  As used in this Section, the terms “margin

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stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.                                         Existing Indebtedness; Future Liens.  (a)  Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of the date of the most recent financial statements referred to in Schedule 5.5 as of the date of this Agreement or as updated in writing prior to the date of the Closing, as applicable (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guaranty thereof, if any), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries.  Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)                                 Except as disclosed in Schedule 5.15 as of the date of this Agreement, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.3.

(c)                                  Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as specifically indicated in Schedule 5.15 as of date of this Agreement.

Section 5.16.                                         Foreign Assets Control Regulations, Etc.  (a)  Neither the Company nor any Subsidiary is in violation of, none of the holders of Notes solely as a result of purchasing, holding, receiving any payment or exercising any rights in respect of, any Note, will be in violation of, and neither the issuance and sale of the Notes by the Company nor its use of the proceeds thereof as contemplated by this Agreement will violate, (i) the Trading with the Enemy Act, as amended, the International Emergency Economic Powers Act, as amended, or any executive orders, proclamations or regulations issued pursuant thereto, or any of the foreign assets control regulations of the United States Department of Treasury (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or (ii) the USA Patriot Act.

(b)                                 Neither the Company nor any Subsidiary (i) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order or (ii) knowingly engages in any dealings or transactions with any such Person.  The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

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(c)                                  No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.

Section 5.17.                                         Status under Certain Statutes.  (a)  Neither the Company nor any of its Subsidiaries is (i) an “investment company,” or a company “controlled” by an “investment company,” each as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, (ii) a “holding company” as defined in, or subject to regulation under, the Public Utility Holding Company Act of 2005, or (iii) subject to regulation under the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.  Except for net capital and other requirements imposed on registered broker-dealers, neither the Company nor any of its Subsidiaries is subject to any regulation under any Requirement of Law (other than Regulation X of the Board of Governors of the Federal Reserve System) that limits its ability to incur Indebtedness.

(b)                                 The Company and each Subsidiary of the Company that is engaged in investment advisory or investment management activities is, and at all times will be, duly registered as an investment adviser as and to the extent required under the Investment Advisers Act of 1940, as amended; and each Subsidiary of the Company that is engaged in broker-dealer business is, and at all times will be, duly registered as a broker-dealer as and to the extent required under the Securities Exchange Act of 1934, as amended, and, as and to the extent required, is, and at all times will be, a member in good standing of the Financial Industry Regulatory Authority.

Section 5.18.                                         Environmental Matters.  (a)  Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(b)                                 Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

(c)                                  Neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

(d)                                 All buildings on all real properties now owned, leased or operated by the Company or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

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SECTION 6.                                                                         REPRESENTATIONS OF THE PURCHASERS.

Section 6.1.                                                Purchase for Investment.  Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control.  Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

Section 6.2.                                                Source of Funds.  Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

(a)                                 the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)                                 the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)                                  the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)                                 the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an

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affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(a), (c) and (g) of the QPAM Exemption are satisfied, the QPAM does not own a 10% or more interest in the Company and any person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) does not own a 20% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

(e)                                  the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f)                                   the Source is a governmental plan; or

(g)                                  the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h)                                 the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA and Section 4975 of the Code.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.                                                                         INFORMATION AS TO COMPANY.

Section 7.1.                                                Financial and Business Information.  The Company shall deliver to each holder of Notes that is an Institutional Investor:

(a)                                 Quarterly Statements — within 45 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of

(i)                                     a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii)                                  consolidated statements of income, changes in stockholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter,

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setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company’s Quarterly Report on Form 10-Q (“Form 10-Q”) prepared in compliance with the requirements therefor and filed by the Company with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a), provided, further, that the Company shall be deemed to have made such delivery of such Form 10-Q if it shall have timely made such Form 10-Q available on “EDGAR” and on its home page on the worldwide web (at the date of this Agreement located at:  http//www.waddell.com) (such availability being referred to as “Electronic Delivery”), and provided, further, that in the case of Electronic Delivery of any such financial statements, the Company shall deliver to each holder of Notes that is an Institutional Investor upon request (including by electronic mail) by such holder of Notes (x) printed copies of such financial statements or (y) an electronic copy of such Form 10-Q or a link to the page on the worldwide web on which such Form 10-Q is available, free of charge, via electronic mail to the electronic mail address or addresses of such holder set forth in Schedule A or otherwise provided to the Company in accordance with Section 18;

(b)                                 Annual Statements — within 90 days after the end of each fiscal year of the Company, duplicate copies of

(i)                                     a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and

(ii)                                  consolidated statements of income, changes in stockholders’ equity and cash flows of the Company and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with Public Company Accounting Oversight Board standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and provided that the delivery within the time period specified above of the Company’s Annual Report on Form 10-K (“Form 10-K”) for such fiscal year (together with the Company’s annual report to stockholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act), prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b), provided, further, that the Company shall be deemed to have made such delivery of such Form 10-K and annual report to stockholders if it shall have timely made Electronic Delivery thereof, and provided, further, that in the case of Electronic Delivery of any such financial statements, the Company shall deliver to each holder of Notes that is an Institutional Investor upon request (including by electronic mail) by such holder of Notes (x) printed copies of such financial statements or (y) an electronic copy

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of such Form 10-K and annual report to stockholders or a link to the page on the worldwide web on which such Form 10-K and annual report to stockholders is available, free of charge, via electronic mail to the electronic mail address or addresses of such holder set forth in Schedule A or otherwise provided to the Company in accordance with Section 18;

(c)                                  SEC and Other Reports — promptly upon their becoming available, one copy of each current report on Form 8-K (except for such reports that are required to be filed solely pursuant to Item 2.02 of Form 8-K or any successor item) and each proxy statement filed by the Company or any Subsidiary with the SEC, provided that the Company shall be deemed to have made such delivery of any such current report on Form 8-K or proxy statement if it shall have timely made Electronic Delivery thereof and shall have given each such holder of Notes prompt notice of such availability on EDGAR and on its home page via electronic mail to the electronic mail address or addresses of such holder set forth in Schedule A or otherwise provided to the Company in accordance with Section 18 in connection with each such delivery;

(d)                                 Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e)                                  ERISA Matters — promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i)                                     with respect to any Pension Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect from time to time; or

(ii)                                  the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)                               any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

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(f)                                   Net Asset Value and Aggregate Revenue Base — after the end of each calendar month, (i) a schedule of the Net Asset Value of the investment companies, funds and accounts managed by the Company and its Subsidiaries on the last day of such calendar month and certain other information, substantially in the form of Exhibit 7.1(f)(i), and (ii) a schedule showing the calculation of the Aggregate Revenue Base as of the end of such calendar month, and an analysis of changes from the preceding calendar month, substantially in the form of Exhibit 7.1(f)(ii), or in each case, in such other form as is provided to the Company’s principal lending banks pursuant to the terms of the Existing Credit Facility or any other Major Credit Facility; provided that the Company shall be deemed to have made such delivery of any such schedule if it shall have sent such schedule to the electronic mail address or addresses of such holder set forth in Schedule A or otherwise provided to the Company in accordance with Section 18 in connection with such delivery; and provided, further, that if, at any time, any such schedule is not required to be (and is not) delivered to the Company’s principal lending banks pursuant to the terms of the Existing Credit Facility or any other Major Credit Facility, the Company shall not be required to deliver such schedule pursuant to this Section 7.1(f);

(g)                                  Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(h)                                 Certain Other Events — promptly, and in any event within 30 days of any Responsible Officer becoming aware thereof, notice of:

(i)                                     the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Company or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and

(ii)                                  any suspension or termination of the registration of the Company or any Subsidiary as an investment adviser under the Investment Advisers Act of 1940, as amended, or any cancellation or expiration without renewal of any Material investment advisory agreement or similar contract to which the Company or any Subsidiary is a party; and

(i)                                     Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

Each notice delivered under Section 7.1(g) or Section 7.1(h) shall be accompanied by a certificate of a Senior Financial Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 7.2.                                                Officer’s Certificate.  Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate

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of a Senior Financial Officer setting forth (which, in the case of Electronic Delivery of any such financial statements, shall be by physical delivery of such certificate to each holder of Notes within the applicable time period set forth in Section 7.1):

(a)                                  Covenant Compliance — (i) the information (including detailed calculations) required in order to (x) establish whether the Company was in compliance with the requirements of Section 10.1 as at the end of the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence), and (y) show the aggregate amount of Subsidiary Indebtedness, secured Indebtedness and Attributable Debt in connection with Sale/Leaseback Transactions permitted to be incurred pursuant to Sections 10.2, 10.3, 10.5 and 10.6, respectively, as of the last day of the quarterly or annual period covered by the statements then being furnished and (ii) a full description of any material change to the basis on which such financial statements shall have been prepared and the impact of such change on the financial and other covenants set forth in Sections 10.1, 10.2, 10.3, 10.5 and 10.6, including a reasonable reconciliation of the relevant figures required for the purpose of clause (i)(x) of this Section 7.2(a) and such other information as shall be sufficient to enable a holder of a Note to make a reasonable comparison between the financial position and results of operations shown by the financial statements then being furnished and the most recent audited financial statements previously delivered pursuant to Section 7.1(b); and

(b)                                 Event of Default — a statement that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default and is continuing as of the date of such statement or, if any such condition or event exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

For the avoidance of doubt, for the purposes of determining compliance with the requirements of Sections 10.1, 10.2 and 10.3, any election by the Company or its Subsidiaries to measure a financial liability using fair value (as permitted by Financial Accounting Standards Board ASC 825 and ASC 470-20 or any similar accounting standard), shall be disregarded and such determination shall be made as if such election had not been made.

Section 7.3.                                Visitation.  The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a)                                  No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be

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unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, during normal business hours and as often as may be reasonably requested; and

(b)                                 Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such reasonable times and as often as may be requested.

SECTION 8.                                                                PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1.                                Maturity.  As provided therein, the entire unpaid principal balance of the Notes of each series shall be due and payable on the stated maturity date thereof.

Section 8.2.                                Optional Prepayments with Make-Whole Amount.  The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes (in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof in the case of a partial prepayment) at 100% of the principal amount so prepaid, plus the applicable Make-Whole Amount for the Notes of each series determined for the prepayment date with respect to such principal amount.  The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment.  Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes of each series to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount for the Notes of each series due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount for the Notes of each series as of the specified prepayment date.

Section 8.3.                                Prepayment in Connection with a Change of Control.  Promptly and in any event within five Business Days after the occurrence of a Change of Control, the Company will give written notice thereof (a “Change of Control Notice”) to the holders of all outstanding Notes, which Change of Control Notice shall (a) refer specifically to this Section 8.3, (b) describe the Change of Control in reasonable detail and specify the Change of Control Prepayment Date and the Response Date (as respectively defined below) in respect thereof and (c) offer to prepay all Notes at the price specified below on the date therein specified (the “Change of Control Prepayment Date”), which shall be a Business Day following the Response Date referred to below and in any event not more than 90 days after the date of such Change of Control Notice.  Each holder of a Note will notify the Company of such holder’s

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acceptance or rejection of such offer by giving written notice of such acceptance or rejection to the Company on or before the date for such notice specified in such Change of Control Notice (the “Response Date”), which specified date shall be not less than 30 days nor more than 60 days after the date of such Change of Control Notice.  The Company shall prepay on the Change of Control Prepayment Date all of the Notes held by the holders as to which such offer has not been so rejected (it being understood that failure of any holder to reject such offer on or before the Response Date shall be deemed to constitute a rejection by such holder), at 100% of the principal amount of each such Note, together with interest accrued thereon to the Change of Control Prepayment Date for each such Note.  If any holder shall reject (or is deemed to have rejected) such offer with respect to any Note held by such holder on or before the Response Date, such holder shall be deemed to have waived its rights under this Section 8.3 to require prepayment of such Note for which such offer was rejected in respect of such Change of Control but not in respect of any subsequent Change of Control.

For purposes of this Section 8.3, any holder of more than one Note may act separately with respect to each Note so held (with the effect that a holder of more than one Note may accept such offer with respect to one or more Notes so held and reject such offer with respect to one or more other Notes so held).

As used herein, a “Change of Control” shall be deemed to have occurred if, whether by an event or series of events:

(a)                                  any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 25% or more of the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right);

(b)                                 during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any

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person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or

(c)                                  any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition of control over the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such Person or group has the right to acquire pursuant to any option right) representing 25% or more of the combined voting power of such securities.

Section 8.4.                                Allocation of Partial Prepayments.  In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 8.5.                                Maturity; Surrender, Etc.  In the case of any prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any.  From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.6.                                Purchase of Notes.  The Company will not and will not permit any Subsidiary to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes.  The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment or prepayment of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.7.                                Make-Whole Amount.

“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal

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from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% (50 basis points) over the yield to maturity implied by (i) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, (x) on the Bloomberg Financial Markets News screen PX1 or the equivalent screen provided by Bloomberg Financial Markets News, or (y) if such on-line market data is not at the time provided by Bloomberg Financial Markets News, on the display designated as “Pages K:232 through K:238” on the Analytics Display of the Reuters Trading System, in any case for the most recently issued actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded on the run U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.

In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable actively traded on the run U.S. Treasury security with a maturity closest to and greater than such Remaining Average Life and (2) the applicable actively traded on the run U.S. Treasury security with a maturity closest to and less than such Remaining Average Life.

“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1.

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“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9.                                                                AFFIRMATIVE COVENANTS.

So long as any of the Purchasers have the obligation to purchase Notes on the terms and subject to the conditions set forth herein, any of the Notes are outstanding, or any amounts payable hereunder remain unpaid or unsatisfied, the Company covenants that:

Section 9.1.                                Compliance with Law.  Without limiting Section 10.10, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2.                                Insurance.  The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3.                                Maintenance of Properties.  The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4.                                Payment of Taxes and Claims.  The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a

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Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

Section 9.5.                                Corporate Existence, Etc.  Subject to Section 10.5, the Company will at all times preserve and keep in full force and effect its corporate existence and the corporate existence of each of its Subsidiaries (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6.                                Books and Records.  The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be.

SECTION 10.                                                         NEGATIVE COVENANTS.

So long as any of the Purchasers have the obligation to purchase Notes on the terms and subject to the conditions set forth herein, any of the Notes are outstanding, or any amounts payable hereunder remain unpaid or unsatisfied, the Company covenants that:

Section 10.1.                         Maintenance of Financial Conditions.  The Company will not permit:

(a)                                  the ratio of Consolidated Total Debt on the last day of any Relevant Period to Consolidated EBITDA in respect of such Relevant Period to equal or exceed 3.00 to 1.00; and

(b)                                 the ratio of Consolidated EBITDA to Consolidated Interest Expense in respect of any Relevant Period to be less than or equal to 4.00 to 1.

Section 10.2.                         Subsidiary Indebtedness, Etc.

(a)                                  The Company will not permit any Subsidiary to create, incur, assume, guarantee or otherwise become liable with respect to or permit to exist any Indebtedness other than:

(i)                                     Indebtedness existing on the date hereof and set forth in Schedule 10.2, but not any extensions, renewals or replacements of any such Indebtedness;

(ii)                                  Indebtedness of any Subsidiary to the Company or any Wholly-Owned Subsidiary;

(iii)                               Indebtedness of any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the

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outstanding principal amount thereof; provided, that (A) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, and (B) the aggregate principal amount of Indebtedness permitted by this clause (iii) shall not exceed $10,000,000 at any time outstanding;

(iv)                              Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided, that such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary, provided that neither the Company nor any other Subsidiary will assume or otherwise become directly or indirectly liable for such Indebtedness;

(v)                                 Indebtedness of any Subsidiary as an account party in respect of trade letters of credit; and

(vi)                              Indebtedness not otherwise permitted by clauses (i) through (v) above; provided, that the sum (without duplication) of (A) the aggregate principal amount of Indebtedness of all Subsidiaries (other than Indebtedness as permitted by clauses (i), (ii) and (iii) above), plus (B) the aggregate principal amount of Indebtedness secured by Liens permitted by clause (e) of Section 10.3 shall not at any time exceed 15% of the Consolidated Net Worth of the Company.

(b)                                 The Company will not and will not permit any Subsidiary to become a party to, or otherwise subject to, any agreement that materially restricts the ability of such Subsidiary to pay dividends out of profits, repay intercompany obligations or make any other distributions of profits to the Company or any of its Subsidiaries that own outstanding shares of capital stock or similar equity interests of such Subsidiary; provided, that the foregoing shall not apply to any (i) restrictions and conditions contained in this Agreement and (ii) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold.

Section 10.3.                         Liens.  The Company will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a)                                  Permitted Encumbrances;

(b)                                 any Lien on any property or asset of the Company or any Subsidiary existing on the date hereof and set forth in Schedule 10.3; provided, that (i) such Lien shall not apply to any other property or asset of the Company or any Subsidiary, and (ii) such Lien shall secure only those obligations which it secures on the date hereof;

(c)                                  any Lien existing on any property or asset prior to the acquisition thereof by the Company or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided, that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Company or any Subsidiary, and (iii) such Lien shall secure only

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those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be;

(d)                                 Liens on property, plant and equipment acquired, constructed or improved by the Company or any Subsidiary; provided, that (i) such Liens secure Indebtedness permitted by Section 10.2(a)(iii), (ii) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 70% of the cost of acquiring, constructing or improving such property, plant and equipment, and (iv) such security interests shall not apply to any other property or assets of the Company or any Subsidiary; and

(e)                                  Liens not otherwise permitted by clauses (a) through (d) above securing Indebtedness of the Company or a Subsidiary; provided, that the sum (without duplication) of (i) the aggregate principal amount of Indebtedness secured by all such Liens permitted by this clause (e), plus (ii) the aggregate principal amount of Indebtedness of all Subsidiaries (other than Indebtedness as permitted by subclauses (i), (ii) and (iii) of Section 10.2(a)) shall not at any time exceed 15% of the Consolidated Net Worth of the Company.  The Company agrees that neither it nor any of its Subsidiaries shall use any capacity under this Section 10.3(e) to secure any amounts owed or outstanding under any Major Credit Facility unless the Notes and this Agreement are also concurrently secured equally and ratably pursuant to documentation in form and substance reasonably satisfactory to the Majority Holders (including, but not limited to, documentation such as security agreements and other necessary or desirable collateral agreements and instruments, an intercreditor agreement and an opinion of independent legal counsel reasonably satisfactory to the Majority Holders).

If the Company shall, or shall permit any of its Subsidiaries to, directly or indirectly create or incur, or suffer to be incurred or to exist, any Lien, other than those Liens permitted by the provisions of clauses (a) through (e), inclusive, of this Section 10.3, it will make or cause to be made effective provision whereby the Notes and this Agreement will be secured equally and ratably with any and all other obligations thereby secured pursuant to documentation in form and substance reasonably satisfactory to the Majority Holders as provided in clause (e) above and, in any such case, the Notes and this Agreement shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable and ratable Lien on such property.  For the avoidance of doubt, no grant of security or other action in accordance with this paragraph shall cure or be deemed to cure any breach of this Section 10.3.

Section 10.4.                         Transactions with Affiliates.  The Company will not and will not permit any Subsidiary to enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except (a) in accordance with the Company’s Corporate Code of Business Conduct and Ethics or as approved by a Committee of the Board of Directors of the Company or a majority of the independent members of the Board of Directors of the Company and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate or (b) with respect to Restricted Payments otherwise permitted by clause (b) or clause (c) of Section 10.8.

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Section 10.5.                         Merger, Consolidation, Etc.  The Company will not and will not permit any of its Subsidiaries to consolidate, amalgamate or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person except:

(a)                                  a Subsidiary may consolidate, amalgamate or merge with the Company or any Wholly-Owned Subsidiary of the Company or convey or transfer all or substantially all of its assets to:

(i)                                     the Company, provided that the Company shall be the continuing, surviving or acquiring corporation, or

(ii)                                  any Wholly-Owned Subsidiary of the Company.

(b)                                 the Company may consolidate, amalgamate or merge with any other Person or convey or transfer all or substantially all of its assets to any other Person, provided that the successor formed by such consolidation or amalgamation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such corporation, (i) such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes and (ii) such corporation shall have caused to be delivered to each holder of a Note an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Majority Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof, and provided, further, that immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing and the Company shall have complied with the provisions of Section 8.3, if applicable.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.5 from its liability under this Agreement or the Notes.

Section 10.6.                         Sales and Leasebacks.  The Company will not, and will not permit any of its Subsidiaries to, enter into any arrangement with any Person providing for the leasing by the Company or any Subsidiary of real or personal property that has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or such Subsidiary (a “Sale/Leaseback Transaction”), except  (a) the Sale/Leaseback Transactions entered into with respect to the real property listed on Schedule 10.6 as of the date of this Agreement and (b) one or more Sale/Leaseback Transactions in addition to those described in clause (a) of this Section 10.6 if after giving effect to such transaction and the incurrence of Attributable Debt in respect thereof, the aggregate Attributable

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Debt in respect of all Sale/Leaseback Transactions entered into pursuant to this clause (b) shall not exceed $20,000,000 (determined on the date such transaction occurred).

Section 10.7.              Hedging Agreements.  The Company will not, and will not permit any Subsidiary to, enter into any Hedging Agreement, other than (a) Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Company or any Subsidiary is exposed in the conduct of its business or the management of its liabilities and not for purposes of speculation or taking a “market view” and (b) interest rate Hedging Agreements in respect of Indebtedness under the Notes.

Section 10.8.              Restricted Payments.  The Company will not, and will not permit any of Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Company or any Subsidiary may declare and pay dividends (whether in cash, securities or other property) with respect to its capital stock, provided that, in the case of any such declaration or payment by the Company, no Event of Default has occurred and is continuing or would result therefrom, (b) the Company may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and its Subsidiaries, (c) the Company may, in addition to the foregoing, repurchase shares of the Company’s common stock and options therefor granted by the Company pursuant to its employee stock option plans and (d) the Company may repurchase shares of the Company’s common stock in the open market or in private transactions, provided that in the case of any such repurchase by the Company, no Event of Default has occurred and is continuing or would result therefrom.

Section 10.9.              Line of Business.  The Company will not and will not permit any Subsidiary to engage to any material extent in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.

Section 10.10.           Terrorism Sanctions Regulations.  The Company will not and will not permit any Subsidiary to (a) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti Terrorism Order or (b) knowingly engage in any dealings or transactions with any such Person.

SECTION 11.                                                                     EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)           the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)           the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

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(c)           the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Sections 10.1, 10.2, 10.3, 10.5 and 10.6; or

(d)           the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e)           any representation or warranty made in writing by or on behalf of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f)            (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal or notional amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal or notional amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment or unwound or terminated prior to its termination date, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000 or unwind or terminate any Hedging Contract in a notional amount at least equal to $10,000,000, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase, repay or unwind or terminate such Indebtedness or Hedging Contract; provided that this clause (f) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; or

(g)           the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

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(h)           a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

(i)            a final judgment or judgments for the payment of money aggregating in excess of $25,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 45 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 45 days after the expiration of such stay; or

(j)            if (i) any Pension Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Pension Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Pension Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Pension Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $50,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 12.                                                                     REMEDIES ON DEFAULT, ETC.

Section 12.1.              Acceleration.

(a)           If an Event of Default with respect to the Company described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

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(b)           If any other Event of Default has occurred and is continuing, the Majority Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c)           If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

Upon any Note becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount for a Note of such series determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2.              Other Remedies.  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3.              Rescission.  At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Majority Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4.              No Waivers or Election of Remedies, Expenses, Etc.  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or

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remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13.                                                                     REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1.              Registration of Notes.  The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary.  The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2.              Transfer and Exchange of Notes.  Upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1.  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Sections 6.1 and 6.2.

Section 13.3.              Replacement of Notes.  Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

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(a)           in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or any other Institutional Investor, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)           in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.                                                                     PAYMENTS ON NOTES.

Section 14.1.              Place of Payment.  Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made at the principal office of Bank of America, N.A. in New York City.  The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2.              Home Office Payment.  So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2.  The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

SECTION 15.                                                                     EXPENSES, ETC.

Section 15.1.              Transaction Expenses.  Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of one special counsel) incurred by the Purchasers in connection with such transactions and will pay all costs and expenses (including reasonable attorneys’ fees of one special counsel and, if reasonably required by the Majority Holders, local or other counsel) of

31

each Purchaser or other holder of a Note in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO, provided that such costs and expenses under this clause (c) shall not exceed $3,000.  The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

Section 15.2.              Survival.  The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

SECTION 16.                                                                     SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note.  All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement.  Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.                                                                     AMENDMENT AND WAIVER.

Section 17.1.              Requirements.  This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Majority Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the

32

Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

Section 17.2.              Solicitation of Holders of Notes.

(a)           Solicitation.  The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes.  The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b)           Payment.  The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

Section 17.3.              Binding Effect, etc.  Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note.  As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 17.4.              Notes Held by Company, etc.  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18.                                                                     NOTICES.

Except as otherwise provided in Sections 7.1(a), 7.1(b), 7.1(c) and 7.1(f), all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender

33

on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(i)            if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Company in writing,

(ii)           if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

(iii)          if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Wendy J. Hills, Esq., Vice President, Secretary and Associate General Counsel (telecopier:  (913) 236-2627), or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.                                                                     REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced.  The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.                                                                     CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary, or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are

34

otherwise publicly available.  Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which it offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes and this Agreement.  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

SECTION 21.                                                                     SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser.  In the event that such Affiliate is so substituted as a Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

35

SECTION 22.                                                                     MISCELLANEOUS.

Section 22.1.              Successors and Assigns.  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2.              Payments Due on Non-Business Days.  Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.2 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 22.3.              Accounting Terms; Changes in GAAP.  All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP.  Except as otherwise specifically provided herein, (a) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (b) all financial statements shall be prepared in accordance with GAAP.

If at any time after the date of this Agreement there is a change to the basis on which the Company’s financial statements are prepared (an “Accounting Change”), the Company and the holders of Notes shall, at the request of the Company or the Majority Holders, negotiate in good faith with a view to agreeing on such amendments to the financial covenants set forth in Section 10.1 and/or the related defined terms as may be necessary, after giving effect to the Accounting Change, to provide to the holders of the Notes protection comparable to that provided on the date of this Agreement.  Any such amendments shall take effect on the effective date specified in the writing executed by the Company and the Majority Holders to reflect such amendments in accordance with Section 17.  If the Company and the Majority Holders are unable agree on such amendments within 90 days after the date of the applicable Accounting Change, the Company shall request that its independent public accountants prepare a certificate which sets forth the amendments to such financial covenants and defined terms as are needed to place the Company and the holders of the Notes in the same respective positions as they would have been had such Accounting Change not occurred.  Such certificate shall, in the absence of manifest error, be binding on all of the parties hereto.

Section 22.4.              Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

36

Section 22.5.              Construction, etc.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

Section 22.6.              Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.7.              Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.8.              Jurisdiction and Process; Waiver of Jury Trial.  (a)  The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes.  To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)           The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section.  The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)           Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction

37

or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)           THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

*    *    *    *    *

38

If you are in agreement with the foregoing, please sign the form of agreement in the space below provided on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

WADDELL & REED FINANCIAL, INC.

By:	/s/ Daniel P. Connealy
Name: Daniel P. Connealy
Title: Senior Vice President and Chief Financial Officer

[Signature page to Waddell & Reed Financial, Inc. Note Purchase Agreement]

This Agreement is hereby accepted and
agreed to as of the date thereof.

METROPOLITAN LIFE INSURANCE COMPANY

METLIFE INVESTORS INSURANCE COMPANY

by Metropolitan Life Insurance Company,

its Investment Manager

METLIFE INSURANCE COMPANY OF CONNECTICUT

by Metropolitan Life Insurance Company,

its Investment Manager

By:	/s/ Judith A. Gulotta
Name:	Judith A. Gulotta
Title:	Managing Director

[Signature page to Waddell & Reed Financial, Inc. Note Purchase Agreement]

This Agreement is hereby accepted and
agreed to as of the date thereof.

MIDLAND NATIONAL LIFE INSURANCE COMPANY

By:  Guggenheim Partners Asset Management, LLC

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

[Signature page to Waddell & Reed Financial, Inc. Note Purchase Agreement]

This Agreement is hereby accepted and
agreed to as of the date thereof.

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE

By:  Guggenheim Partners Asset Management, LLC

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

[Signature page to Waddell & Reed Financial, Inc. Note Purchase Agreement]

This Agreement is hereby accepted and
agreed to as of the date thereof.

SECURITY BENEFIT LIFE INSURANCE COMPANY

By:  Guggenheim Partners Asset Management, LLC

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

[Signature page to Waddell & Reed Financial, Inc. Note Purchase Agreement]

This Agreement is hereby accepted and
agreed to as of the date thereof.

WILTON REASSURANCE COMPANY

By:  Guggenheim Partners Asset Management, LLC

By:	/s/ Michael Damaso
Name:	Michael Damaso
Title:	Senior Managing Director

[Signature page to Waddell & Reed Financial, Inc. Note Purchase Agreement]

This Agreement is hereby accepted and
agreed to as of the date thereof.

GENWORTH LIFE INSURANCE COMPANY

By:	/s/ John R. Endres
Name:	John R. Endres
Title:	Investment Officer

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ John R. Endres
Name:	John R. Endres
Title:	Investment Officer

[Signature page to Waddell & Reed Financial, Inc. Note Purchase Agreement]

This Agreement is hereby accepted and
agreed to as of the date thereof.

JOHN HANCOCK LIFE INSURANCE
COMPANY (U.S.A.)

By:	/s/ John M. Garrison

Name:  John M. Garrison

Title:    Managing Director

JOHN HANCOCK LIFE INSURANCE
COMPANY OF NEW YORK

By:	/s/ John M. Garrison

Name:  John M. Garrison

Title:    Authorized Signatory

[Signature page to Waddell & Reed Financial, Inc. Note Purchase Agreement]

This Agreement is hereby accepted and
agreed to as of the date thereof.

JPMORGAN CHASE BANK, N.A., not
individually but solely in its capacity as
Directed Trustee of the SBC Master Pension Trust

By:	/s/ Barry O’Connor

Name:  Barry O’Connor

Title:    Executive Director

[Signature page to Waddell & Reed Financial, Inc. Note Purchase Agreement]

This Agreement is hereby accepted and
agreed to as of the date thereof.

THE NORTHWESTERN MUTUAL
LIFE INSURANCE COMPANY

By:	/s/ Randal W. Ralph

Name:  Randal W. Ralph

Title:    Its Authorized Representative

[Signature page to Waddell & Reed Financial, Inc. Note Purchase Agreement]

This Agreement is hereby accepted and
agreed to as of the date thereof.

KNIGHTS OF COLUMBUS

By:	/s/ Donald R. Kehoe

Name:  Donald R. Kehoe

Title:    Supreme Secretary

[Signature page to Waddell & Reed Financial, Inc. Note Purchase Agreement]

This Agreement is hereby accepted and
agreed to as of the date thereof.

THE UNION CENTRAL LIFE INSURANCE COMPANY

By:  Summit Investment Advisors, Inc., as Agent

By:	/s/ Andrew S. White

Name:  Andrew S. White

Title:    Managing Director - Private Placements

ACACIA LIFE INSURANCE COMPANY

By:  Summit Investment Advisors, Inc., as Agent

By:	/s/ Andrew S. White

Name:  Andrew S. White

Title:    Managing Director - Private Placements

AMERITAS LIFE INSURANCE CORP.

By:  Summit Investment Advisors, Inc., as Agent

By:	/s/ Andrew S. White

Name:  Andrew S. White

Title:    Managing Director - Private Placements

[Signature page to Waddell & Reed Financial, Inc. Note Purchase Agreement]

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

This Schedule A shows the names and addresses of the Purchasers under the foregoing Note Purchase Agreement and the respective principal amounts and series of Notes to be purchased by each.

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

Series A

METROPOLITAN LIFE INSURANCE COMPANY	$14,000,000

METROPOLITAN LIFE INSURANCE COMPANY
1095 Avenue of the Americas
New York, New York  10036

(Securities to be registered in the name of Metropolitan Life Insurance Company)

(1)                                  All notices and communications (other than as provided in (2) below):

Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Director
Facsimile (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email:  sec_invest_law@metlife.com

(2)                                  Electronic mail address for electronic delivery of information for purposes of Sections 7.1(a), 7.1(b), 7.1(c) and 7.1(f) of the Note Purchase Agreement:

PPUcompliance@MetLife.com

(3)                                  Original notes delivered to:

Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Daniel F. Scudder, Esq.

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

Series A

METLIFE INSURANCE COMPANY OF CONNECTICUT, on behalf of its Separate Account MGA	$20,000,000

METLIFE INSURANCE COMPANY OF CONNECTICUT
c/o Metropolitan Life Insurance Company
1095 Avenue of the Americas
New York, New York  10036

(Securities to be registered in the name of MetLife Insurance Company of Connecticut, on behalf of its Separate Account MGA)

(1)           All notices and communications (other than as provided in (2) below):

MetLife Insurance Company of Connecticut
c/o Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Director
Facsimile:  (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance Company of Connecticut
c/o Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Chief Counsel-Securities Investments (PRIV)

Email:  sec_invest_law@metlife.com

(2)                                  Electronic mail address for electronic delivery of information for purposes of Sections 7.1(a), 7.1(b), 7.1(c) and 7.1(f) of the Note Purchase Agreement:

PPUcompliance@MetLife.com

(3)           Original notes delivered to:

MetLife Insurance Company of Connecticut
c/o Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Daniel F. Scudder, Esq.

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

Series B

METROPOLITAN LIFE INSURANCE COMPANY	$10,000,000

METROPOLITAN LIFE INSURANCE COMPANY
1095 Avenue of the Americas
New York, New York  10036

(Securities to be registered in the name of Metropolitan Life Insurance Company)

(1)           All notices and communications (other than as provided in (2) below):

Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Director
Facsimile:  (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)

Email:  sec_invest_law@metlife.com

(2)           Electronic mail address for electronic delivery of information for purposes of Sections 7.1(a), 7.1(b), 7.1(c) and 7.1(f) of the Note Purchase Agreement:

PPUcompliance@MetLife.com

(3)           Original notes delivered to:

Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Daniel F. Scudder, Esq.

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

Series B

METLIFE INVESTORS INSURANCE COMPANY	$1,500,000

METLIFE INVESTORS INSURANCE COMPANY
c/o Metropolitan Life Insurance Company
1095 Avenue of the Americas
New York, New York  10036

(Securities to be registered in the name of MetLife Investors Insurance Company)

(1)           All notices and communications (other than as provided in (2) below):

MetLife Investors Insurance Company
c/o Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Director
Facsimile:  (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Investors Insurance Company
c/o Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)
Email:  sec_invest_law@metlife.com

(2)           Electronic mail address for electronic delivery of information for purposes of Sections 7.1(a), 7.1(b), 7.1(c) and 7.1(f) of the Note Purchase Agreement:

PPUcompliance@MetLife.com

(3)           Original notes delivered to:

MetLife Investors Insurance Company
c/o Metropolitan Life Insurance Company
Securities Investments, Law Department
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Daniel F. Scudder, Esq.

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

Series B

METLIFE INSURANCE COMPANY OF CONNECTICUT	$3,500,000

METLIFE INSURANCE COMPANY OF CONNECTICUT
c/o Metropolitan Life Insurance Company
1095 Avenue of the Americas
New York, New York  10036

(Securities to be registered in the name of MetLife Insurance Company of Connecticut)

(1)           All notices and communications (other than as provided in (2) below):

MetLife Insurance Company of Connecticut
c/o Metropolitan Life Insurance Company
Investments, Private Placements
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Director
Facsimile: (973) 355-4250

With a copy OTHER than with respect to deliveries of financial statements to:

MetLife Insurance Company of Connecticut
c/o Metropolitan Life Insurance Company
P.O. Box 1902
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention: Chief Counsel-Securities Investments (PRIV)

Email:  sec_invest_law@metlife.com

(2)           Electronic mail address for electronic delivery of information for purposes of Sections 7.1(a), 7.1(b), 7.1(c) and 7.1(f) of the Note Purchase Agreement:

PPUcompliance@MetLife.com

(3)           Original notes delivered to:

MetLife Insurance Company of Connecticut
c/o Metropolitan Life Insurance Company
Securities Investments, Law Department
10 Park Avenue
Morristown, New Jersey 07962-1902
Attention:  Daniel F. Scudder, Esq.

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

Series B

MIDLAND NATIONAL LIFE INSURANCE COMPANY	$22,500,000

(1)       Address for all notices relating to payments:

Midland National Life Insurance Company

c/o Guggenheim Partners

227 W. Monroe St. 48th Floor

Chicago, IL 60606

Attn:  Melissa Carlson

Phone:	312-827-0192
Fax:	201-215-9353
Email:	gpambackoffice@guggenheimpartners.com

(2)       Address for all other communications and notices (other than as provided in (3) below):

Guggenheim Partners

135 E. 57th St., 6th Floor

New York, NY 10022

Attn:  Kaitlin Trinh/Mabel Chui

Phone:	212-651-0840
Fax:	212-644-8396
E-mail:	kaitlin.trinh@guggenheimpartners.com

(3)       Electronic mail address for electronic delivery of information for purposes of Sections 7.1(a), 7.1(b), 7.1(c) and 7.1(f) of the Note Purchase Agreement:

kaitlin.trinh@guggenheimpartners.com

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

Series B

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE	$13,000,000

(1)       Address for all notices relating to payments:

North American Company for Life and Health Insurance

c/o Guggenheim Partners

227 W. Monroe St. 48th Floor

Chicago, IL 60606

Attn: Melissa Carlson

Phone:	312-827-0192
Fax:	201-215-9354
Email:	gpambackoffice@guggenheimpartners.com

(2)       Address for all other communications and notices (other than as provided in (3) below):

Guggenheim Partners

135 E. 57th St., 6th Floor

New York, NY 10022

Attn: Kaitlin Trinh/Mabel Chui

Phone:	212-651-0840
Fax:	212-644-8396
E-mail:	kaitlin.trinh@guggenheimpartners.com

(3)       Electronic mail address for electronic delivery of information for purposes of Sections 7.1(a), 7.1(b), 7.1(c) and 7.1(f) of the Note Purchase Agreement:

kaitlin.trinh@guggenheimpartners.com

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

Series B

SECURITY BENEFIT LIFE INSURANCE COMPANY	$8,500,000

(1)       Address for all notices relating to payments:

Guggenheim Partners Asset Management, Inc.

227 W. Monroe Street - Suite 4900

Chicago, IL 60606

Attn: Maureen Moster

Tel:      312-873-1477

Fax:      312-827-0157

(2)       Address for all other communications and notices (other than as provided in (3) below):

Guggenheim Partners

135 E. 57th St., 6th Floor

New York, NY 10022

Attn: Kaitlin Trinh/Mabel Chui

Phone:       212-651-0840

Fax:             212-644-8396

E-mail:            kaitlin.trinh@guggenheimpartners.com

(3)       Electronic mail address for electronic delivery of information for purposes of Sections 7.1(a), 7.1(b), 7.1(c) and 7.1(f) of the Note Purchase Agreement:

kaitlin.trinh@guggenheimpartners.com

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

Series B

WILTON REASSURANCE COMPANY	$1,000,000

(1)       Address for all notices relating to payments:

C/O The Bank of New York

F/A/O:

P.O. Box 19266

Newark, NJ 07195

Attn: Principal & Interest Dept

In addition, it is requested that duplicate correspondence be sent to:

Guggenheim Partners Asset Management, Inc.

227 W. Monroe Street - Suite 4900

Chicago, IL 60606

Attn: Maureen Moster

Tel:        312-873-1477

Fax:         312-827-0157

(2)       Address for all other communications and notices (other than as provided in (3) below):

Guggenheim Partners

135 E. 57th St., 6th Floor

New York, NY 10022

Attn: Kaitlin Trinh/Mabel Chui

Phone:       212-651-0840

Fax:             212-644-8396

E-mail:            kaitlin.trinh@guggenheimpartners.com

(3)       Electronic mail address for electronic delivery of information for purposes of Sections 7.1(a), 7.1(b), 7.1(c) and 7.1(f) of the Note Purchase Agreement:

kaitlin.trinh@guggenheimpartners.com

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

Series A

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY I/N/O HARE & CO.	$5,000,000

(1)           All notices and communications including original note agreement, conformed copy of the note agreement, amendment requests, financial statements and other general information to be addressed as follows (other than as provided in (2) below):

Genworth Financial, Inc.

Account:  Genworth Life and Annuity Insurance Company

3001 Summer Street, 2nd Floor

Stamford, CT  06905

Attn:  Dorothy Michalowski

Telephone No:	(212) 895-4031
Fax No:	(866) 745-0947

If available, an electronic copy is additionally requested.  Please send to the following e-mail address:  GNW.privateplacements@genworth.com

(2)           Electronic mail address for electronic delivery of
information for purposes of Sections 7.1(a), 7.1(b),
7.1(c) and 7.1(f) of the Note Purchase Agreement:

GNW.privateplacements@genworth.com

(3)           All corporate actions, including payments and prepayments, should be sent to the above address with copies to:

Genworth Financial, Inc.

Account:  Genworth Life and Annuity Insurance Company

3001 Summer Street

Stamford, CT  06905

Attn:  Trade Operations

Telephone No:	(203) 708-3368
Fax No:	(866) 745-3305

If available, an electronic copy is additionally requested.  Please send to the following e-mail address:  GNWInvestmentsOperations@genworth.com

(4)           Notices with respect to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees should also be addressed as above with additional copies addressed to the following:

The Bank of New York
Income Collection Department
P.O. Box 19266
Newark, NJ  07195

Attn:	PP P&I Department
Ref:	GLAIC	,	CUSIP/PPN & Security Description
P&I Contact:	Purisima Teylan - (718) 315-3035

(5)           Physical Delivery of the Notes:

The Bank of New York

One Wall Street

Window A, 3rd Floor

New York, NY  10286

Register In Nominee Name:	HARE & CO.

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

Series B

GENWORTH LIFE INSURANCE COMPANY I/N/O HARE & CO.	$25,000,000

(1)           All notices and communications including original note agreement, conformed copy of the note agreement, amendment requests, financial statements and other general information to be addressed as follows (other than as provided in (2) below):

Genworth Financial, Inc.

Account:  Genworth Life Insurance Company

3001 Summer Street, 2nd Floor

Stamford, CT  06905

Attn:  Dorothy Michalowski

Telephone No	(212) 895-4031
Fax No:	(866) 745-0947

If available, an electronic copy is additionally requested.  Please send to the following e-mail address:  GNW.privateplacements@genworth.com

(2)           Electronic mail address for electronic delivery of information for purposes of Sections 7.1(a), 7.1(b), 7.1(c) and 7.1(f) of the Note Purchase Agreement:

GNW.privateplacements@genworth.com

(3)           All corporate actions, including payments and prepayments, should be sent to the above address with copies to:

Genworth Financial, Inc.

Account:  Genworth Life Insurance Company

3001 Summer Street

Stamford, CT  06905

Attn:  Trade Operations

Telephone No:	(203) 708-3368
Fax No:	(866) 745-3305

If available, an electronic copy is additionally requested.  Please send to the following e-mail address:  GNWInvestmentsOperations@genworth.com

(4)           Notices with respect to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees should also be addressed as above with additional copies addressed to the following:

The Bank of New York

Income Collection Department

P.O. Box 19266

Newark, NJ  07195

Attn:	PP P&I Department
Ref:	GLIC	,	CUSIP/PPN & Security Description
P&I Contact:	Purisima Teylan - (718) 315-3035

(5)           Physical Delivery of the Notes:

The Bank of New York

One Wall Street

Window A, 3rd Floor

New York, NY  10286

Register In Nominee Name:              HARE & CO.

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

Series A

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)	$20,000,000 $ 3,000,000

REGISTERED NAME OF SECURITIES:  John Hancock Life Insurance Company (U.S.A.)

(1)           All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and maturity shall be sent to:

John Hancock Financial Services

197 Clarendon Street

Boston, MA 02116

Attention:  US Securities Operations, C-4

Fax Number:  (617) 572-0628

AND

John Hancock Financial Services

197 Clarendon Street

Boston, MA  02116

Attention:  Investment Administration, C-2

Fax Number:  (617) 572-5495

(2)           Other than as provided in (3) below, all notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:

John Hancock Financial Services

197 Clarendon Street

Boston, MA  02116

Attention:  Bond and Corporate Finance, C-2

Fax Number:	(617) 572-0073
Email:	wdroege@jhancock.com AND
TDellaPiana@jhancock.com

(3)           Electronic mail addresses for electronic delivery of information for purposes of Sections 7.1(a), 7.1(b), 7.1(c) and 7.1(f) of the Note Purchase Agreement:

wdroege@jhancock.com   AND
TDellaPiana@jhancock.com

(4)           All other notices shall be sent to:

John Hancock Financial Services

197 Clarendon Street

Boston, MA  02116

Attention:  Investment Law, C-3

Fax Number:	(617) 572-9269
Email:	pmemishian@jhancock.com

AND

John Hancock Financial Services

197 Clarendon Street

Boston, MA  02116

Attention:  Bond and Corporate Finance, C-2

Fax Number:	(617) 572-0073
Email:	wdroege@jhancock.com

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

Series A

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK	$2,000,000

REGISTERED NAME OF SECURITIES:  John Hancock Life Insurance Company of New York

(1)                                  All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and maturity shall be sent to:

John Hancock Financial Services
197 Clarendon Street
Boston, MA  02116
Attention:  US Securities Operations, C-4

Fax Number:	(617) 572-0628

AND

John Hancock Financial Services
197 Clarendon Street
Boston, MA  02116
Attention:  Investment Administration, C-2

Fax Number:	(617) 572-5495

(2)                                  Other than as provided in (3) below, all notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:

John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Bond and Corporate Finance, C-2
Fax Number:	(617) 572-0073
Email:	wdroege@jhancock.com AND
TDellaPiana@jhancock.com

(3)                                  Electronic mail addresses for electronic delivery of information for purposes of Sections 7.1(a), 7.1(b), 7.1(c) and 7.1(f) of the Note Purchase Agreement:

wdroege@jhancock.com AND

TDellaPiana@jhancock.com

(4)                                  All other notices shall be sent to:

John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Investment Law, C-3
Fax Number:	(617) 572-9269
Email:	pmemishian@jhancock.com

AND

John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Bond and Corporate Finance, C-2
Fax Number:	(617) 572-0073
Email:	wdroege@jhancock.com

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

Series A

JPMORGAN CHASE BANK, AS DIRECTED TRUSTEE FOR THE SBC MASTER PENSION TRUST I/N/O KANE & CO.	$1,000,000

REGISTERED NAME OF SECURITIES:  Kane & Co.

(1)                                  All notices with respect to payments, prepayments (scheduled and unscheduled, whether partial or in full) and maturity shall be sent to:

JPMorgan Chase Bank
3 MetroTech Center, 5th Floor
Brooklyn, NY 11245
Attn: Robert M. Lauer
Fax: (718) 242-2319

(2)                                  Other than as provided in (3) below, all notices and communication with respect to compliance reporting, financial statements and related certifications shall be sent to:

John Hancock Financial Services
197 Clarendon Street
Boston, MA 02116
Attention: Bond and Corporate Finance, C-2
Fax Number:	(617) 572-0073
Email:	wdroege@jhancock.com AND
TDellaPiana@jhancock.com

(3)                                  Electronic mail addresses for electronic delivery of information for purposes of Sections 7.1(a), 7.1(b), 7.1(c) and 7.1(f) of the Note Purchase Agreement:

wdroege@jhancock.com AND

TDellaPiana@jhancock.com

(4)                                  All other notices shall be sent to:

John Hancock Financial Services
197 Clarendon Street
Boston, MA  02116
Attention:  Investment Law, C-3

Fax Number:	(617) 572-9269
Email:	pmemishian@jhancock.com

AND

John Hancock Financial Services
197 Clarendon Street
Boston, MA  02116
Attention:  Bond and Corporate Finance, C-2

Fax Number:	(617) 572-0073
Email:	wdroege@jhancock.com

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

	Series A	Series B

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY	$15,000,000	$5,000,000

Name and address of purchaser:

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI  53202

(1)                                  All notices of payments and written confirmations of such wire transfers:

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI  53202
Attention:  Investment Operations
Email:  privates@northwesternmutual.com

(2)                                  All other communications (other than as provided in (3) below):

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI  53202
Attention:  Securities Department
Email:  privateinvest@northwesternmutual.com

(3)                                  Electronic mail address for electronic delivery of information for purposes of Sections 7.1(a), 7.1(b), 7.1(c) and 7.1(f) of the Note Purchase Agreement:

privateinvest@northwesternmutual.com

(4)                                  Address for delivery of Notes:

The Northwestern Mutual Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI  53202
Attention:  Abim O. Kolawole

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

Series A

KNIGHTS OF COLUMBUS	$15,000,000

Name and Address of Purchaser:

Knights of Columbus
One Columbus Plaza
New Haven, CT 06510-3326
Attn:  Investment Accounting Department, 14th Floor

(1)                                  Other than as provided in (2) below, all notices and communications should be mailed and faxed to:

Knights of Columbus
FPA Account # 201047
Attn: Investment Department, 19th Floor
One Columbus Plaza
New Haven, CT 06510-3326 USA
Phone:	(203) 752 - 4127
Fax:	(203) 752 - 4117
Email:	Investments@kofc.org AND
Michael.Prinzivalli@kofc.org

(2)                                  Electronic mail addresses for electronic delivery of
information for purposes of Sections 7.1(a), 7.1(b),
7.1(c) and 7.1(f) of the Note Purchase Agreement:

Investments@kofc.org AND
Michael.Prinzivalli@kofc.org

(3)                                  Name of Nominee in which Notes are to be issued:  None

(4)                                  Physical delivery of Notes to:

Mary Wong, Assistant Treasurer
Physical Delivery
The Bank of New York Mellon
One Wall Street, 3rd Floor, Window “A”
New York, NY   10286 USA

Tel.                                                    212-635-1003
Email:                                         marywong@bankofny.com

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

Series B

THE UNION CENTRAL LIFE INSURANCE COMPANY I/N/O/ CUDD & CO.	$3,000,000

Name and Address of Purchaser:

The Union Central Life Insurance Company
c/o Summit Investment Advisors, Inc.
390 North Cotner Blvd.
Lincoln, NE 68505

(1)                                  All notices of payments and written confirmations of such wire transfers sent to:

The Union Central Life Insurance Company
1876 Waycross Rd
Cincinnati, Ohio 45240
Attention:                         Treasury Department
Fax:                                                           (513) 674-5275

(2)                                  Other than as provided in (3) below, all other communications sent to:

The Union Central Life Insurance Company
c/o Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

(3)                                  Electronic mail address for electronic delivery of
information for purposes of Sections 7.1(a), 7.1(b),
7.1(c) and 7.1(f) of the Note Purchase Agreement:

AWhite@summitinvestments.com

(4)                                  Delivery of certificates by registered mail to:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY  11245-0001
ATTN:  Physical Receive Department
REF:  The Union Central Life Insurance Company

To be registered in the nominee name of CUDD & CO. as nominee for The Union Central Life Insurance Company

AND

Copy of Certificates sent to:

Andy White
Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

Series B

ACACIA LIFE INSURANCE COMPANY I/N/O/ CUDD & CO.	$1,000,000

Name and Address of Purchaser:

Acacia Life Insurance Company
390 North Cotner Blvd.
Lincoln, NE 68505

(1)                                  All notices of payments and written confirmations of such wire transfers sent to:

Acacia Life Insurance Company
Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505
Fax:                           (402) 467-6970

(2)                                  Other than as provided in (3) below, all other communications sent to:

Acacia Life Insurance Company
Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505
Fax:                           (402) 467 - 6970

(3)                                  Electronic mail address for electronic delivery of
information for purposes of Sections 7.1(a), 7.1(b),
7.1(c) and 7.1(f) of the Note Purchase Agreement:

AWhite@summitinvestments.com

(4)                                  Delivery of certificates by registered mail to:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY  11245-0001
ATTN:  Physical Receive Department
REF:  Acacia Life Insurance Company

To be registered in the nominee name of CUDD & CO. as nominee for Acacia Life Insurance Company

AND

Copy of Certificates sent to:

Andy White
Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

Name and Address of Purchaser	Principal Amount and Series of Notes to be Purchased

Series B

AMERITAS LIFE INSURANCE CORP. I/N/O/ CUDD & CO.	$1,000,000

Name and Address of Purchaser:

Ameritas Life Insurance Corp.
390 North Cotner Blvd.
Lincoln, NE 68505

(1)                                  All notices of payments and written confirmations of such wire transfers sent to:

Ameritas Life Insurance Corp.
Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505
Fax #: (402) 467-6970

(2)                                  Other than as provided in (3) below, all other communications sent to:

Ameritas Life Insurance Corp.
Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

(3)                                  Electronic mail address for electronic delivery of
information for purposes of Sections 7.1(a), 7.1(b),
7.1(c) and 7.1(f) of the Note Purchase Agreement:

AWhite@summitinvestments.com

(4)                                  Delivery of certificates by registered mail to:

JPMorgan Chase Bank, N.A.
4 Chase Metrotech Center, 3rd Floor
Brooklyn, NY  11245-0001
ATTN:  Physical Receive Department
REF:  Ameritas Life Insurance Corp.

To be registered in the nominee name of CUDD & CO. as nominee for Ameritas Life Insurance Corp.

AND

Copy of Certificates sent to:

Andy White
Summit Investment Partners
390 North Cotner Blvd.
Lincoln, NE 68505

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.  As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Aggregate Revenue Base” means the sum of Revenue Bases for all W&R Funds and for all other assets managed by the Company or any Subsidiary of the Company for other entities.

“Anti-Terrorism Order” means Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.

“Attributable Debt” means, as to any particular lease relating to a Sale/Leaseback transaction, the total amount of rent (discounted semiannually from the respective due dates thereof at the interest rate implicit in such lease) required to be paid by the lessee under such lease during the remaining term thereof.  The amount of rent required to be paid under any such lease for any such period shall be (a) the total amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, utilities, operating and labor costs and similar charges plus (b) without duplication, any guaranteed residual value in respect of such lease to the extent such guarantee would be included in indebtedness in accordance with GAAP.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Capital Lease Obligations” of any Person means, at any time, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as Capital Leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Change of Control” is defined in Section 8.3.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means Waddell & Reed Financial, Inc., a Delaware corporation, or any successor that becomes such in the manner prescribed in Section 10.5.

“Confidential Information” is defined in Section 20.

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period, plus (a) without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (i) income tax expense, (ii) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Notes), (iii) depreciation and amortization expense, (iv) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (v) any extraordinary, unusual or non-recurring non-cash expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, non-cash losses on sales of assets outside of the ordinary course of business), provided that the amounts referred to in this clause (v) shall not, in the aggregate, exceed $10,000,000 for any fiscal year of the Company, and (vi) any other non-cash charges, minus (b) without duplication and to the extent reflected as income in the statement of such Consolidated Net Income for such period, any extraordinary, unusual or non-recurring non-cash income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, non-cash gains on sales of assets outside of the ordinary course of business), provided that the Company shall not be required to deduct more than $10,000,000 in the aggregate of the amounts referred to in this clause (b) for any fiscal year of the Company.  For the purposes of calculating Consolidated EBITDA for any Relevant Period pursuant to Section 10.1(a), (x) if at any time during such Relevant Period the Company or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Relevant Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Relevant Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Relevant Period, and (y) if during such Relevant Period the Company or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Relevant Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Relevant Period.  As used in this definition, “Material Acquisition” means any acquisition of property or series of related acquisitions of property that (1) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (2) involves the payment of consideration by the Company and its Subsidiaries in excess of $1,000,000; and “Material Disposition” means any Disposition of property or series

2

of related Dispositions of property that yields gross proceeds to the Company or any of its Subsidiaries in excess of $1,000,000.

“Consolidated Interest Expense” means, for any period, interest expense (including that attributable to Capital Lease Obligations) of the Company and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Company and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Hedging Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP).

“Consolidated Net Income” means, for any period, the consolidated net income (or loss) of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Company) in which the Company or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Company or such Subsidiary in the form of dividends or similar distributions, and (c) the undistributed earnings of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation or Requirement of Law applicable to such Subsidiary.  As used in this definition, “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any indenture, agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound; and “Requirement of Law” means, as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination, order, injunction, writ or decree of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Consolidated Net Worth” means, at a particular date, all amounts which would, in conformity with GAAP, be included under stockholders’ equity on a consolidated balance sheet of the Company and its Subsidiaries at such date.

“Consolidated Total Debt” means, at any date, the aggregate principal amount of all Indebtedness of the Company and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest that is the greater of (a) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (b) 2% over the rate of interest publicly announced by Bank of America, N.A. in New York, New York as its “base” or “prime” rate.

“Disclosure Document” is defined in Section 5.3.

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“Distribution Fees” means all fees payable pursuant to a plan contemplated by Rule 12b-1 under the Investment Company Act of 1940, as amended, in connection with the distribution of shares of W&R Funds that are open-end funds.

“Electronic Delivery” is defined in Section 7.1(a).

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Existing Credit Facility” means the Credit Agreement, dated as of August 31, 2010, by and among the Company, the lenders from time to time party thereto, as lenders, and Bank of America, N.A., as administrative agent.

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a)                                  the government of

(i)                                     the United States of America or any State or other political subdivision thereof, or

(ii)                                  any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

(b)                                 any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

4

(a)                                  to purchase such indebtedness or obligation or any property constituting security therefor;

(b)                                 to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

(c)                                  to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

(d)                                 otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“holder” means, with respect to any Note the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

“Indebtedness” with respect to any Person means, at any time, without duplication,

(a)                                  its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

(b)                                 its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c)                                  (i) Capital Lease Obligations and (ii) all liabilities that would appear on its balance sheet in accordance with GAAP in respect of Synthetic Leases assuming such Synthetic Leases were accounted for as Capital Leases;

5

(d)                                 all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

(e)                                  all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

(f)                                    the aggregate Termination Value of all Hedging Agreements of such Person; and

(g)                                 any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Indebtedness of any Person shall include (x) all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP and (y) the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5.00% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

“Major Credit Facility” means (a) the Existing Credit Facility and (b) any other working capital credit, loan or borrowing facility (including any renewal, extension, replacement or refinancing thereof) entered into on or after the date of the Closing by the Company or any Subsidiary in a principal amount equal to or greater than $10,000,000.

“Majority Holders” means, at any time, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

“Make-Whole Amount” is defined in Section 8.7.

“Management Contract” means an agreement, written or oral, pursuant to which the Company or any Subsidiary of the Company provides (a) investment advisory, management or administrative services to a W&R Fund, or (b) investment advisory or management services to

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any Person, including, without limitation, unregistered investment companies and personal or corporate investment accounts.

“Material” means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

“Memorandum” is defined in Section 5.3.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

“Net Asset Value” means, at any date of calculation and with respect to any investment company or account manager, the “current net asset” value (as defined in Rule 2a-4 under the Investment Company Act of 1940, as amended), in the aggregate, of all outstanding redeemable securities issued by such investment company at such calculation date.

“Notes” is defined in Section 1.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Pension Plan” means a Plan, other than a Multiemployer Plan, that is subject to Title IV of ERISA.

“Permitted Encumbrances” means:

(a)                                  Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 9.4;

(b)                                 Carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 9.4;

(c)                                  pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

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(d)                                 deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e)                                  easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any Subsidiary; and

(f)                                    judgment Liens in respect of judgments that do not constitute an Event of Default under Section 11(i), so long as such judgment Liens are not in effect for more than 45 days;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is maintained, or to which contributions are made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Preferred Stock” means any class of capital stock of a Person that is preferred over any other class of capital stock (or similar equity interests) of such Person as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such Person.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“PTE” is defined in Section 6.2(a).

“Purchaser” is defined in the first paragraph of this Agreement.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Relevant Period” means, at any date of determination, the most recently completed four fiscal quarters of the Company.

“Responsible Officer” means the Chief Executive Officer, President, any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Payment” means (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Company or any Subsidiary, or (b) any payment (whether in cash, securities or other property),

8

including any sinking fund or similar deposit, for (i) the purchase, redemption, retirement, acquisition, cancellation or termination of any shares of the Company’s capital stock, or (ii) any option, warrant or other right to acquire any shares of the Company’s capital stock.

“Revenue Base” means, at any date of calculation, the sum of (a) the product of (i) with respect to each W&R Fund, the Net Asset Value of the W&R Fund on such calculation date and with respect to assets managed for other entities, the market value or Net Asset Value of such assets on such calculation date and (ii) the rate provided for in the applicable Management Contract for determining the annual fee required for such advisory, management or administrative services on such date, and (b) Distribution Fees for such W&R Fund.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto.

“Sale/Leaseback Transaction” is defined in Section 10.6.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Securities” or “Security” shall have the meaning specified in Section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Company.

“Series A Notes” is defined in Section 1.

“Series B Notes” is defined in Section 1.

“Subsidiary” means, as to any Person, any other Person in which such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such second Person, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such first Person or one or more of its Subsidiaries or such first Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries).  Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under

9

GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

“Termination Value” means, in respect of any one or more Hedging Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Hedging Agreements, (a) for any date on or after the date such Hedging Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amounts(s) determined as the mark-to-market values(s) for such Hedging Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedging Agreements.

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act) Act of 2001.

“W&R Fund” means each closed-end fund and open-end mutual fund sponsored by the Company or any of its Subsidiaries or for which the Company or any of its Subsidiaries provides investment advisory, management, administrative, supervisory, consulting, underwriting or similar services.

“Wholly-Owned Subsidiary” means, at any time, any Subsidiary one hundred percent of all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time.

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Schedule 5.3

Disclosure Documents

1.             Private Placement Memorandum dated July 2010.

2.             Note Purchase Agreement, dated as of August 31, 2010, by and among Waddell & Reed Financial, Inc. and the Purchasers.

3.             Investor Presentation dated July 30, 2010.

4.             Earnings Press Release dated July 28, 2010.

5.             Annual Report and Form 10-K for the year ended December 31, 2005.

6.             Annual Report and Form 10-K for the year ended December 31, 2006.

7.             Annual Report and Form 10-K for the year ended December 31, 2007.

8.             Annual Report and Form 10-K for the year ended December 31, 2008.

9.             Annual Report and Form 10-K for the year ended December 31, 2009.

10.           Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

11.           Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

Schedule 5.4

Subsidiaries of the Company and Ownership of Subsidiary Stock

(i) Subsidiaries — The Company or a Subsidiary thereof owns, directly or indirectly, 100% of all capital stock of each of the Company’s Subsidiaries as indicated in the table below:

Name	Jurisdiction of Incorporation or Formation	Ownership

Waddell & Reed Financial Services, Inc.	Missouri	Waddell & Reed Financial, Inc.

Waddell & Reed, Inc.	Delaware	Waddell & Reed Financial Services, Inc.

Waddell & Reed Investment Management Company	Kansas	Waddell & Reed, Inc.

Waddell & Reed Services Company	Missouri	Waddell & Reed, Inc.

W&R Capital Management Group, Inc.	Delaware	Waddell & Reed Investment Management Company

W&R Corporate LLC	Delaware	Waddell & Reed Services Company

Ivy Investment Management Company	Delaware	Waddell & Reed Financial, Inc.

Ivy Funds Distributor, Inc.	Florida	Ivy Investment Management Company

Fiduciary Trust Company of New Hampshire	New Hampshire	Waddell & Reed, Inc.

W & R Insurance Agency, Inc.	Missouri	Waddell & Reed, Inc.

W & R Insurance Agency of Alabama, Inc.	Alabama	Waddell & Reed, Inc.

W & R Insurance Agency of Colorado, Inc.	Colorado	Waddell & Reed, Inc.

W & R Insurance Agency of Montana, Inc.	Montana	Waddell & Reed, Inc.

W & R Insurance Agency of Nevada, Inc.	Nevada	Waddell & Reed, Inc.

W & R Insurance Agency of Utah, Inc.	Utah	Waddell & Reed, Inc.

W & R Insurance Agency of Wisconsin, Inc.	Wisconsin	Waddell & Reed, Inc.

Unicon Agency, Inc.	New York	Waddell & Reed, Inc.

Unicon Insurance Agency of Massachusetts, Inc.	Massachusetts	Waddell & Reed, Inc.

Legend Group Holdings, LLC	Delaware	Waddell & Reed Financial, Inc.

Legend Advisory Corporation	New York	Legend Group Holdings, LLC

Legend Equities Corporation	Delaware	Legend Group Holdings, LLC

Advisory Services Corporation	Nevada	Legend Group Holdings, LLC

The Legend Group, Inc.	Delaware	Legend Group Holdings, LLC

LEC Insurance Agency, Inc.	Texas	Legend Equities Corporation

(ii)           Directors and Senior Executive Officers of the Company

Directors

Sharilyn S. Gasaway

Thomas C. Godlasky

Henry J. Herrmann

Alan W. Kosloff

Dennis E. Logue

Michael F. Morrissey

James M. Raines

Ronald C. Reimer

William L. Rogers

Jerry W. Walton

Senior Executive Officers

Henry J. Herrmann, Chairman of the Board and Chief Executive Officer

Michael L. Avery, President and Chief Investment Officer

Thomas W. Butch, Executive Vice President and Chief Marketing Officer

Brent K. Bloss, Senior Vice President — Finance, Treasurer and Principal Accounting Officer

Daniel P. Connealy, Senior Vice President and Chief Financial Officer

Mark A. Schieber, Senior Vice President and Controller

Daniel C. Schulte, Senior Vice President and General Counsel

Michael D. Strohm, Senior Vice President and Chief Operations Officer

John E. Sundeen, Jr., Senior Vice President and Chief Administrative Officer — Investments

Wendy J. Hills, Vice President, Secretary and Associate General Counsel

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Schedule 5.5

Financial Statements

1.             Audited consolidated financial statements of the Company for the 2005 fiscal year.

2.             Audited consolidated financial statements of the Company for the 2006 fiscal year.

3.             Audited consolidated financial statements of the Company for the 2007 fiscal year.

4.             Audited consolidated financial statements of the Company for the 2008 fiscal year.

5.             Audited consolidated financial statements of the Company for the 2009 fiscal year.

6.             Unaudited interim consolidated financial statements of the Company for the quarterly period ended March 31, 2010.

7.             Unaudited interim consolidated financial statements of the Company for the quarterly period ended June 30, 2010.

Schedule 5.8

Litigation

1.             Michael E. Taylor, Kenneth B. Young, individuals, on behalf of themselves individually and on behalf of others similarly situated v. Waddell & Reed, Inc., a Delaware Corporation; Waddell & Reed Financial, Inc., a Delaware Corporation; Waddell & Reed Development, Inc., a Delaware Corporation; Waddell & Reed Financial Advisors, a fictitious business name; and DOES 1 through 10 inclusive; Case No. 09-CV-2909 DMS WVG; in the United States District Court for the Southern District of California.

Schedule 5.15

Existing Indebtedness

1.             $190.0 million in principal amount 5.60% senior notes due January 15, 2011.

2.             Credit Agreement, dated as of August 31, 2010, by and among Waddell & Reed Financial, Inc., the lenders party thereto from time to time, Bank of America, N.A., as administrative agent, and Bank of America Securities LLC, as lead arranger and book manager.

3.             Waddell & Reed Financial, Inc. - $2 thousand of capital lease obligations.

4.             Waddell & Reed, Inc. - $748 thousand of capital lease obligations.

5.             W&R Corporate LLC - $10 thousand of capital lease obligations.

6.             Advisory Services Corporation - $15 thousand of capital lease obligations.

Schedule 10.2

Existing Subsidiary Indebtedness

1.             Waddell & Reed, Inc. - $748 thousand of capital lease obligations.

2.             W&R Corporate LLC - $10 thousand of capital lease obligations.

3.             Advisory Services Corporation - $15 thousand of capital lease obligations.

Schedule 10.3

Existing Liens

1.             Aircraft Lease, dated as of September 24, 2008, by and between Waddell & Reed, Inc. as Lessee and Wilmington Trust Company, not in its individual capacity, but solely as the Owner Trustee under Trust Agreement dated as of April 3, 2006, as Lessor.

Schedule 10.6

Sale/Leaseback Properties

1.             6300 Lamar Avenue, Overland Park, Kansas

2.             6301 Glenwood, Overland Park, Kansas

EXHIBIT 1(a)

[FORM OF SERIES A NOTE]

WADDELL & REED FINANCIAL, INC.

5.00% SENIOR NOTE, SERIES A, DUE 2018

No. [ ]	[Date]

$[ ]	PPN[ ]

FOR VALUE RECEIVED, the undersigned, WADDELL & REED FINANCIAL, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [                        ], or registered assigns, the principal sum of [                                          ] DOLLARS (or so much thereof as shall not have been prepaid) on January 13, 2018, with interest (computed on the basis of a 360-day year of twelve 30 day months) (a) on the unpaid balance hereof at the rate of 5.00% per annum from the date hereof, payable semiannually, on the 13th day of January and July in each year, commencing with the January or July next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.00% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time at its principal office in New York City as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at said principal office of Bank of America, N.A. in New York City or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of August 31, 2010 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations and acknowledgements set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series and for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

WADDELL & REED FINANCIAL, INC.

By
Name:
Title:

2

EXHIBIT 1(b)

[FORM OF SERIES B NOTE]

WADDELL & REED FINANCIAL, INC.

5.75% SENIOR NOTE, SERIES B, DUE 2021

No. [ ]	[Date]

$[ ]	PPN[ ]

FOR VALUE RECEIVED, the undersigned, WADDELL & REED FINANCIAL, INC. (herein called the “Company”), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [                        ], or registered assigns, the principal sum of [                                          ] DOLLARS (or so much thereof as shall not have been prepaid) on January 13, 2021, with interest (computed on the basis of a 360-day year of twelve 30 day months) (a) on the unpaid balance hereof at the rate of 5.75% per annum from the date hereof, payable semiannually, on the 13th day of January and July in each year, commencing with the January or July next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make Whole Amount, at a rate per annum from time to time equal to the greater of (i) 7.75% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time at its principal office in New York City as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at said principal office of Bank of America, N.A. in New York City or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of August 31, 2010 (as from time to time amended, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations and acknowledgements set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series and for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

WADDELL & REED FINANCIAL, INC.

By
Name:
Title:

2

EXHIBITS 4.4(a)(i) and 4.4(a)(ii)

Forms of Opinions of Special Counsel to the Company

Exhibit 4.4(a)(i)

Form of Special Counsel to the Company Signing Opinion

August 31, 2010

To the Purchasers Listed on Exhibit A

Re:          Waddell & Reed Financial, Inc.

Ladies and Gentlemen:

We have acted as counsel to Waddell & Reed Financial, Inc., a Delaware corporation (the “Company”), in connection with that certain Note Purchase Agreement, dated as of August 31, 2010 by and among the Company and the Purchasers identified on Schedule A thereto (such agreement without Exhibits and Schedules thereto being hereinafter referred to as the “Note Purchase Agreement”).  This opinion is being delivered to you pursuant to Section 4.4(a)(i) of the Note Purchase Agreement.  All capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as set forth in the Note Purchase Agreement.

In connection with this opinion, we have examined the Note Purchase Agreement and the Exhibits and Schedules thereto, including the forms of the Notes, and such documents, corporate records and questions of law as we deem necessary for the purposes of this opinion.  We have also examined such certificates of public officials, corporate officers of the Company and of other Persons as we have deemed relevant and appropriate as a basis for the opinions expressed herein, and we have made no effort to independently verify the facts set forth in such certificates.  Further, in making the foregoing examinations, we have assumed the genuineness of all signatures, the legal capacity of each person signatory to any of the documents reviewed by us, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as copies.  In making the foregoing examinations, as to factual matters, we have assumed that all representations and warranties made in the aforesaid documents were and are true, correct and complete.

In rendering the opinions expressed herein, we have assumed that:

(a)           each of the documents (other than the Note Purchase Agreement) we examined has been duly authorized, executed and delivered by each of the parties thereto and constitutes the legal, valid and binding obligation of each such party thereto, enforceable in accordance with its terms;

(b)           the Note Purchase Agreement has been duly authorized by each of the parties thereto (other than the Company), that each such party (other than the Company) has the requisite power and authority to execute, deliver and perform the Note Purchase Agreement, and that the Note Purchase Agreement constitutes the legal, valid and binding obligations of each such party thereto (other than the Company), enforceable in accordance with its terms;

(c)           no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any court, governmental authority, or any subdivision thereof, is required to authorize or is required in connection with, the execution and delivery by any Person identified in the Note Purchase Agreement as a party thereto, or in connection with the performance of its obligations thereunder or the consummation of the transactions contemplated thereby, other than those that have been obtained or made and are in full force and effect (provided, that we make no such assumption with respect to consents, approvals and the like applicable to the Company to the extent that we express our opinion rendered in paragraph 4 below);

(d)           that there are no facts or circumstances relating solely to the Purchasers that might prevent the Purchasers from enforcing any of the rights to which our opinion relates; and

(e)           there are no extrinsic agreements or understandings among the parties to the Note Purchase Agreement that would modify or affect the interpretation of the terms of the Note Purchase Agreement or the respective rights or obligations of the parties thereunder.

Based upon the foregoing, and upon an examination of such questions of law as we have considered necessary or appropriate, and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we advise you that, in our opinion:

1.             The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has the corporate power to execute and deliver the Note Purchase Agreement and to perform its obligations thereunder.

2.             The Note Purchase Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

3.             The Company’s execution and delivery of, and the performance of its obligations under, the Note Purchase Agreement do not (a) contravene, or result in a violation of, the Restated Certificate of Incorporation or the Amended and Restated Bylaws of the Company, in each case, as in effect on the date hereof (after giving effect to any amendment thereto), (b) contravene, result in any breach or violation of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, any existing obligation of the Company pursuant to the express provisions of the Existing Credit Facility or any agreement or instrument in effect on the date hereof to which the Company is a party and that has been identified as a

2

material agreement in the exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2010 and June 30, 2010, other than the Credit Agreement, dated as of October 5, 2009, by and among the Company, the lenders party thereto from time to time, Bank of America, N.A., and Bank of America Securities LLC, which has been replaced by the Existing Credit Facility, or (c) violate any provision of any Applicable Laws (as hereinafter defined) applicable to the Company.

4.             No consent, approval or authorization of or registration, designation, declaration or filing with, any United States Federal or New York state governmental authority or pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) is required as a condition to the execution and delivery by the Company of the Note Purchase Agreement or the performance by the Company of its obligations thereunder.  Please note that United States Federal securities law require the filing of Current Reports on Form 8-K with the Securities and Exchange Commission with respect to the execution and delivery of the Note Purchase Agreement.  Based in part upon the representations and warranties of each of the Purchasers set forth in the Note Purchase Agreement, it is not necessary in connection with the offering of the Notes and the execution and delivery of the Note Purchase Agreement to register the Notes to be sold and delivered thereunder under the Securities Act, or to qualify an indenture in respect of said Notes under the Trust Indenture Act of 1939, as amended.

5.             The Company is not an “investment company” or a company “controlled” by an “investment company,” each as defined in or subject to regulation under the Investment Company Act of 1940, as amended.

To our knowledge, except as otherwise specifically disclosed in the Disclosure Documents, there is no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, now pending, to which the Company or any Subsidiary of the Company is a party or to which the business, assets or property of the Company or any Subsidiary of the Company is subject and, to our knowledge, no such action, suit or proceeding is threatened to which the Company or any Subsidiary of the Company or the business, assets or property of the Company or any Subsidiary of the Company would be subject that in either case questions the validity of the Note Purchase Agreement.

The foregoing opinions and statement are subject to the following assumptions, exceptions, qualifications and limitations.

A.            The foregoing opinions are expressly limited to matters under and governed by the DGCL, and applicable Federal laws of the United States of America and the internal substantive laws of the State of New York.  With respect to laws, regulations and the like referred to herein, in addition to all other limitations set forth herein, such references are limited to laws, regulations and the like of the DGCL, and such applicable Federal laws of the United States of America and laws of the State of New York as each is in effect and force as of even date of this opinion and which, in our experience, are normally applicable to the transactions of the type provided for in the Note Purchase Agreement, in each case, however,

3

exclusive of, and without regard to, any Excluded Laws (collectively, the “Applicable Laws”).  The term “Excluded Laws” means all (A) municipal, political subdivision (whether created or enabled through legislative action at the federal, state, regional or local level), local and county ordinances, statutes, administrative decisions, laws, rules and regulations, and (B) statutes, laws, rules and regulations relating to (1) pollution or protection of the environment, (2) zoning, land use, building or construction, (3) operation of any asset or property, (4) labor, employment, employee rights and benefits, or occupational safety and health, (5)  utility regulation or regulation of matters pertaining to the acquisition, transportation, transmission, storage or use of energy sources used in connection therewith or generated thereby, (6) antitrust, (7) taxation and (8) except as set forth in the opinion in paragraph 4 above, securities laws and laws applicable to the regulation of broker dealers, in each case with respect to each of the foregoing, (x) as interpreted, construed or enforced pursuant to any judicial, arbitral or other decision or pronouncement, (y) as in effect in any jurisdiction, including, without limitation, any State of the United States of America and the United States of America, and (z) including, without limitation, any and all authorizations, permits, consents, applications, licenses, approvals, filings, registrations, publications, exemptions and the like required by any of them.

B.            The foregoing opinion regarding the enforceability of the Note Purchase Agreement is subject to the following:

(1)           The enforceability of the Note Purchase Agreement may be limited or affected by (a) bankruptcy, insolvency, reorganization, moratorium, liquidation, rearrangement, probate, conservatorship, fraudulent transfer, fraudulent conveyance and other similar laws (including court decisions) now or hereafter in effect and affecting the rights and remedies of creditors generally or providing for the relief of debtors generally, (b) the refusal of a particular court to grant (i) equitable remedies, including, without limiting the generality of the foregoing, specific performance and injunctive relief, or (ii) a particular remedy sought under the Note Purchase Agreement as opposed to another remedy provided for therein or another remedy available at law or in equity, (c) general principles of equity (regardless of whether such remedies are sought in a proceeding in equity or at law), and (d) judicial discretion.

(2)           We express no opinion as to the validity or enforceability of any provision of the Note Purchase Agreement that purports to: (a) waive or otherwise affect any right, warranty or defense that cannot be waived or otherwise affected as a matter of law, (b) negate the effect of any course of dealing or any exercise, or failure or delay to exercise, any right, power, privilege or remedy, (c) relate to indemnities or contribution, or the exculpation, release or exemption of a party from liability, to the extent prohibited by

4

public policy or otherwise prohibited by applicable federal or state law, or require indemnification or contribution (as applicable) for, or release, exculpation or exemption of a party from, liability on account of fraud, negligence, recklessness, gross negligence, willful misconduct, breach of the performance of an agreed undertaking, violation of law or illegal conduct (or the public policy underlying such action or conduct) of any Person seeking or asserting the benefit of such indemnity, exculpation, release, exemption or contribution provision, (d) limit liability of any Person to claims for gross negligence or willful misconduct, (e) authorize conclusive determinations by any party or permit a party to make determinations in its sole discretion, (f) restrict or otherwise affect jurisdiction, venue, submission to, or acceptance of, a court’s jurisdiction, objections to the laying of venue or submission or acceptance of jurisdiction, limitation periods or other procedural rights in any proceeding, (g) waive or otherwise restrict or deny access to jury trial, claims, causes of action or remedies that may be available or asserted in any action, or (h) permit modification thereof only by means of an agreement signed in writing by the parties thereto.

(3)           We express no opinion as to the validity or enforceability of any provision of the Note Purchase Agreement that states that (a) prohibition, illegality, invalidity or unenforceability of any provision of the Note Purchase Agreement in any jurisdiction shall not (1) invalidate the remaining provisions of the Note Purchase Agreement or (2) affect that provision in any other jurisdiction, or (b) the right of any Person to exercise any right or remedy on the basis of any misrepresentation or breach of warranty is not affected by any action by any Purchaser.

(4)           We note that the enforceability of specific provisions of the Note Purchase Agreement may be subject to standards of reasonableness, care and diligence and “good faith” and similar limitations and obligations provided for under applicable principles of common law and judicial decisions.

C.            In rendering the opinion expressed in paragraph 1 above relating to existence and good standing, as to factual matters set forth therein we have relied solely upon a review of certificates of public officials, without further investigation as to matters set forth therein, and such opinion is limited to the dates of such certificates.

D.            In giving the opinion in paragraph 3, we have assumed that the proceeds of the issuance of the Notes shall be used in accordance with the terms of the Note Purchase Agreement.

E.             Our opinions expressed in paragraphs 3 and 4 above as to violations of laws, rules or regulations applicable to the Company and as to the need for any approvals or

5

consents of, or any registrations or filings with, any federal, New York or Delaware corporate governmental authority, is based upon a review of those laws, rules and regulations that, in our experience, are normally applicable to the transactions contemplated by the Note Purchase Agreement.  We express no opinion with respect to the laws, rules and regulations applicable to the regulation of broker dealers.  Further, our opinion expressed in paragraph 4 above does not encompass compliance with, or exemptions from, the registration and prospectus delivery requirements of the Federal securities laws, except as expressly set forth therein.  Further, we express no opinion herein with respect to compliance with any of the anti-fraud provisions of applicable Federal or state securities laws, rules or regulations.

F.             With respect to references herein to “known to us”, “to our knowledge” or words or phrases of similar import (whether or not modified by any additional phrases), such references mean the actual knowledge that those attorneys of this Firm, who, based upon our records as of the date hereof, devoted substantive attention to the transactions to which this opinion relates, have obtained from the following, which constituted the examination for the purposes of the applicable opinions:  (A) their review of documents in connection with rendering this opinion, and the due diligence performed in connection therewith, which review and due diligence were limited to reviewing the Note Purchase Agreement and the Notes, the exhibits and schedules thereto, the stock record books, by-laws and charter documents of the Company, and certificates of officers of the Company, and which due diligence did not include any examination of courts, boards, other tribunals or public records with respect to any litigation, investigation or proceedings, or judgments, orders or decrees, in any event applicable to the Company or any of its properties; (B) their participation in the negotiation of the Note Purchase Agreement and the Notes; and (C) representations and warranties as to factual matters of any of the Company set forth in the Note Purchase Agreement and the Notes, or otherwise made to us in certifications and other writings.

The opinions expressed herein are solely for the benefit of, and may only be relied upon by, each of the Purchasers listed in Schedule A to the Note Purchase Agreement and its respective institutional successors and assigns in connection with the Note Purchase Agreement and the Notes (provided that any reliance by any successor or assign shall be to the opinions expressed herein as of the date of this opinion letter and shall not constitute a reissuance of such opinions as of any date subsequent to the date of this opinion letter) and may be used only for the purposes set forth in the Note Purchase Agreement.  The opinions expressed herein are as of the date hereof (and not as of any other date) or, to the extent a reference to a certificate or other document is made herein, to the date thereof, and we make no undertaking to amend or supplement such opinions as facts and circumstances come to our attention or changes in the law occur which could affect such opinions.

6

Very truly yours,

7

EXHIBIT A

Purchasers

Metropolitan Life Insurance Company

MetLife Investors Insurance Company

MetLife Insurance Company of Connecticut

MetLife Insurance Company of Connecticut, on behalf of its Separate Account MGA

Midland National Life Insurance Company

North American Company for Life and Health Insurance

Security Benefit Life Insurance Company

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company

John Hancock Life Insurance Company (U.S.A.)

John Hancock Life Insurance Company of New York

JPMorgan Chase Bank as Directed Trustee for the SBC Master Pension Trust

The Northwestern Mutual Life Insurance Company

Knights of Columbus

The Union Central Life Insurance Company

Acacia Life Insurance Company

Ameritas Life Insurance Corp.

Exhibit 4.4(a)(ii)

Form of Special Counsel to the Company Closing Opinion

January 13, 2011

To the Purchasers Listed on Exhibit A

Re:          Waddell & Reed Financial, Inc.

Ladies and Gentlemen:

We have acted as counsel to Waddell & Reed Financial, Inc., a Delaware corporation (the “Company”), in connection with that certain Note Purchase Agreement, dated as of August 31, 2010 by and among the Company and the Purchasers identified on Schedule A thereto (such agreement without Exhibits and Schedules thereto being hereinafter referred to as the “Note Purchase Agreement”).  This opinion is being delivered to you pursuant to Section 4.4(a)(ii) of the Note Purchase Agreement.  All capitalized terms used herein and not otherwise defined herein shall have the same meanings herein as set forth in the Note Purchase Agreement.  Additionally, the term “Covered Documents” shall mean the Note Purchase Agreement and the Notes.

In connection with this opinion, we have examined the Covered Documents and the Exhibits and Schedules thereto, and such documents, corporate records and questions of law as we deem necessary for the purposes of this opinion.  We have also examined such certificates of public officials, corporate officers of the Company and of other Persons as we have deemed relevant and appropriate as a basis for the opinions expressed herein, and we have made no effort to independently verify the facts set forth in such certificates.  Further, in making the foregoing examinations, we have assumed the genuineness of all signatures, the legal capacity of each person signatory to any of the documents reviewed by us, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as copies.  In making the foregoing examinations, as to factual matters, we have assumed that all representations and warranties made in the aforesaid documents were and are true, correct and complete.

In rendering the opinions expressed herein, we have assumed that:

(a)           each of the documents (other than the Covered Documents) we examined has been duly authorized, executed and delivered by each of the parties thereto and constitutes the legal, valid and binding obligation of each such party thereto, enforceable in accordance with its terms;

(b)           each of the Covered Documents has been duly authorized by each of the parties thereto (other than the Company), that each such party (other than the Company) has the requisite power and authority to execute, deliver and perform the Covered Documents, and that each of the Covered Documents constitutes the legal, valid and binding obligations of each such party thereto (other than the Company), enforceable in accordance with its terms;

(c)           no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any court, governmental authority, or any subdivision thereof, is required to authorize or is required in connection with, the execution and delivery by any Person identified in the Covered Documents as a party thereto, or in connection with the performance of its obligations thereunder or the consummation of the transactions contemplated thereby, other than those that have been obtained or made and are in full force and effect (provided, that we make no such assumption with respect to consents, approvals and the like applicable to the Company to the extent that we express our opinion rendered in paragraph 4 below);

(d)           that there are no facts or circumstances relating solely to the Purchasers that might prevent the Purchasers from enforcing any of the rights to which our opinion relates; and

(e)           there are no extrinsic agreements or understandings among the parties to the Covered Documents that would modify or affect the interpretation of the terms of the Covered Documents or the respective rights or obligations of the parties thereunder.

Based upon the foregoing, and upon an examination of such questions of law as we have considered necessary or appropriate, and subject to the assumptions, exceptions, qualifications and limitations set forth herein, we advise you that, in our opinion:

1.             The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has the corporate power to execute and deliver the Notes and to perform its obligations under the Covered Documents.

2.             The Notes have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms.

3.             The Company’s execution and delivery of, and the performance of its obligations under, the Covered Documents do not (a) contravene, or result in a violation of, the Restated Certificate of Incorporation or the Amended and Restated Bylaws of the Company, in each case, as in effect on the date hereof (after giving effect to any amendment thereto), (b) contravene, result in any breach or violation of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, any existing obligation of the Company

2

pursuant to the express provisions of the Existing Credit Facility or any agreement or instrument in effect on the date hereof to which the Company is a party and that has been identified as a material agreement in the exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2010, June 30, 2010, and September 30, 2010 or (c) violate any provision of any Applicable Laws (as hereinafter defined) applicable to the Company.

4.             No consent, approval or authorization of or registration, designation, declaration or filing with, any United States Federal or New York state governmental authority or pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) is required as a condition to the execution and delivery by the Company of the Covered Documents or the performance by the Company of its obligations thereunder.  Please note that United States Federal securities law require the filing of Current Reports on Form 8-K with the Securities and Exchange Commission with respect to the execution and delivery of the Covered Documents.  Based in part upon the representations and warranties of each of the Purchasers set forth in the Note Purchase Agreement, it is not necessary in connection with the offering, sale and delivery of the Notes and the execution and delivery of the Note Purchase Agreement to register the Notes to be sold and delivered thereunder under the Securities Act, or to qualify an indenture in respect of said Notes under the Trust Indenture Act of 1939, as amended.

5.             The borrowings by the Company under the Covered Documents and the application of the proceeds thereof as provided in the Note Purchase Agreement will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

6.             The Company is not an “investment company” or a company “controlled” by an “investment company,” each as defined in or subject to regulation under the Investment Company Act of 1940, as amended.

To our knowledge, except as otherwise specifically disclosed in the Disclosure Documents, there is no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, now pending, to which the Company or any Subsidiary of the Company is a party or to which the business, assets or property of the Company or any Subsidiary of the Company is subject and, to our knowledge, no such action, suit or proceeding is threatened to which the Company or any Subsidiary of the Company or the business, assets or property of the Company or any Subsidiary of the Company would be subject that in either case questions the validity of the Covered Documents.

The foregoing opinions and statement are subject to the following assumptions, exceptions, qualifications and limitations.

A.            The foregoing opinions are expressly limited to matters under and governed by the DGCL, and applicable Federal laws of the United States of America and the internal substantive laws of the State of New York and except as provided in paragraph 4 above, we express no opinion as to any federal or state securities laws.  With respect to laws, regulations and the like referred to herein, in addition to all other limitations set forth herein, such references are limited to laws,

3

regulations and the like of the DGCL, and such applicable Federal laws of the United States of America and laws of the State of New York as each is in effect and force as of even date of this opinion and which, in our experience, are normally applicable to the transactions of the type provided for in the Covered Documents, in each case, however, exclusive of, and without regard to, any Excluded Laws (collectively, the “Applicable Laws”).  The term “Excluded Laws” means all (A) municipal, political subdivision (whether created or enabled through legislative action at the federal, state, regional or local level), local and county ordinances, statutes, administrative decisions, laws, rules and regulations, and (B) statutes, laws, rules and regulations relating to (1) pollution or protection of the environment, (2) zoning, land use, building or construction, (3) operation of any asset or property, (4) labor, employment, employee rights and benefits, or occupational safety and health, (5)  utility regulation or regulation of matters pertaining to the acquisition, transportation, transmission, storage or use of energy sources used in connection therewith or generated thereby, (6) antitrust, (7) taxation and (8) except as set forth in the opinion in paragraph 4 above, securities laws and laws applicable to the regulation of broker dealers, in each case with respect to each of the foregoing, (x) as interpreted, construed or enforced pursuant to any judicial, arbitral or other decision or pronouncement, (y) as in effect in any jurisdiction, including, without limitation, any State of the United States of America and the United States of America, and (z) including, without limitation, any and all authorizations, permits, consents, applications, licenses, approvals, filings, registrations, publications, exemptions and the like required by any of them.

B.            The foregoing opinion regarding the enforceability of the Covered Documents is subject to the following:

(1)           The enforceability of the Covered Documents may be limited or affected by (a) bankruptcy, insolvency, reorganization, moratorium, liquidation, rearrangement, probate, conservatorship, fraudulent transfer, fraudulent conveyance and other similar laws (including court decisions) now or hereafter in effect and affecting the rights and remedies of creditors generally or providing for the relief of debtors generally, (b) the refusal of a particular court to grant (i) equitable remedies, including, without limiting the generality of the foregoing, specific performance and injunctive relief, or (ii) a particular remedy sought under any Covered Document as opposed to another remedy provided for therein or another remedy available at law or in equity, (c) general principles of equity (regardless of whether such remedies are sought in a proceeding in equity or at law), and (d) judicial discretion.

(2)           We express no opinion as to the validity or enforceability of any provision of any Covered Document that purports to: (a) waive or otherwise affect any right, warranty or defense that cannot be waived or otherwise affected

4

as a matter of law, (b) negate the effect of any course of dealing or any exercise, or failure or delay to exercise, any right, power, privilege or remedy, (c) relate to indemnities or contribution, or the exculpation, release or exemption of a party from liability, to the extent prohibited by public policy or otherwise prohibited by applicable federal or state law, or require indemnification or contribution (as applicable) for, or release, exculpation or exemption of a party from, liability on account of fraud, negligence, recklessness, gross negligence, willful misconduct, breach of the performance of an agreed undertaking, violation of law or illegal conduct (or the public policy underlying such action or conduct) of any Person seeking or asserting the benefit of such indemnity, exculpation, release, exemption or contribution provision, (d) limit liability of any Person to claims for gross negligence or willful misconduct, (e) authorize conclusive determinations by any party or permit a party to make determinations in its sole discretion, (f) restrict or otherwise affect jurisdiction, venue, submission to, or acceptance of, a court’s jurisdiction, objections to the laying of venue or submission or acceptance of jurisdiction, limitation periods or other procedural rights in any proceeding, (g) waive or otherwise restrict or deny access to jury trial, claims, causes of action or remedies that may be available or asserted in any action, or (h) permit modification thereof only by means of an agreement signed in writing by the parties thereto.

(3)           We express no opinion as to the validity or enforceability of any provision of any Covered Document that states that (a) prohibition, illegality, invalidity or unenforceability of any provision of any Covered Document in any jurisdiction shall not (1) invalidate the remaining provisions of any Covered Document or (2) affect that provision in any other jurisdiction, or (b) the right of any Person to exercise any right or remedy on the basis of any misrepresentation or breach of warranty is not affected by any action by any Purchaser.

(4)           We note that the enforceability of specific provisions of the Covered Documents may be subject to standards of reasonableness, care and diligence and “good faith” and similar limitations and obligations provided for under applicable principles of common law and judicial decisions.

C.            In rendering the opinion expressed in paragraph 1 above relating to existence and good standing, as to factual matters set forth therein, we have relied solely upon a review of certificates of public official, without further investigation as to matters set forth therein, and such opinion is limited to the dates of such certificates.

5

D.            In giving the opinions in paragraphs 3 and 5, we have assumed that the proceeds of the issuance of the Notes shall be used in accordance with the terms of the Note Purchase Agreement.

E.             Our opinions expressed in paragraphs 3 and 4 above as to violations of laws, rules or regulations applicable to the Company and as to the need for any approvals or consents of, or any registrations or filings with, any federal, New York or Delaware corporate governmental authority, is based upon a review of those laws, rules and regulations that, in our experience, are normally applicable to the transactions contemplated by the Covered Documents.  We express no opinion with respect to the laws, rules and regulations applicable to the regulation of broker dealers.  Further, our opinion expressed in paragraph 4 above does not encompass compliance with, or exemptions from, the registration and prospectus delivery requirements of the Federal securities laws, except as expressly set forth therein.  Further, we express no opinion herein with respect to compliance with any of the anti-fraud provisions of applicable Federal or state securities laws, rules or regulations.

F.             In rendering our opinions in paragraph 4 above, we have assumed that the Purchasers will comply with the restrictions on transfer set forth in the Covered Documents.  Further, we have assumed that neither the Company nor any Person acting on its behalf engaged in a general solicitation or used advertising in connection with the offer and sale of the Notes.  We express no opinion with respect to any transfer of the Notes.

G.            With respect to references herein to “known to us”, “to our knowledge” or words or phrases of similar import (whether or not modified by any additional phrases), such references mean the actual knowledge that those attorneys of this Firm, who, based upon our records as of the date hereof, devoted substantive attention to the transactions to which this opinion relates, have obtained from the following, which constituted the examination for the purposes of the applicable opinions:  (A) their review of documents in connection with rendering this opinion, and the due diligence performed in connection therewith, which review and due diligence were limited to reviewing the Note Purchase Agreement and the Notes, the exhibits and schedules thereto, the stock record books, by-laws and charter documents of the Company, and certificates of officers of the Company, and which due diligence did not include any examination of courts, boards, other tribunals or public records with respect to any litigation, investigation or proceedings, or judgments, orders or decrees, in any event applicable to the Company or any of its properties; (B) their participation in the negotiation of the Covered Documents; and (C) representations and warranties as to factual matters of any of the Company set forth in the Covered Documents, or otherwise made to us in certifications and other writings.

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The opinions expressed herein are solely for the benefit of, and may only be relied upon by, each of the Purchasers listed in Schedule A to the Note Purchase Agreement and its respective institutional successors and assigns in connection with the Covered Documents (provided that any reliance by any successor or assign shall be to the opinions expressed herein as of the date of this opinion letter and shall not constitute a reissuance of such opinions as of any date subsequent to the date of this opinion letter) and may be used only for the purposes set forth in the Note Purchase Agreement.  The opinions expressed herein are as of the date hereof (and not as of any other date) or, to the extent a reference to a certificate or other document is made herein, to the date thereof, and we make no undertaking to amend or supplement such opinions as facts and circumstances come to our attention or changes in the law occur which could affect such opinions.

Very truly yours,

7

EXHIBIT A

Purchasers

Metropolitan Life Insurance Company

MetLife Investors Insurance Company

MetLife Insurance Company of Connecticut

MetLife Insurance Company of Connecticut, on behalf of its Separate Account MGA

Midland National Life Insurance Company

North American Company for Life and Health Insurance

Security Benefit Life Insurance Company

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company

John Hancock Life Insurance Company (U.S.A.)

John Hancock Life Insurance Company of New York

JPMorgan Chase Bank as Directed Trustee for the SBC Master Pension Trust

The Northwestern Mutual Life Insurance Company

Knights of Columbus

The Union Central Life Insurance Company

Acacia Life Insurance Company

Ameritas Life Insurance Corp.

EXHIBITS 4.4(b)(i) and 4.4(b)(ii)

Forms of Opinions of Internal Counsel to the Company

Exhibit 4.4(b)(i)

Form of Internal Counsel to the Company Signing Opinion

August 31, 2010

To the Purchasers Listed on Exhibit A

Re:                               Note Purchase Agreement dated as of August 31, 2010 (the “Note Purchase Agreement”) among Waddell & Reed Financial, Inc. and the Purchasers identified on Schedule A thereto

Ladies and Gentlemen:

I am General Counsel of Waddell & Reed Financial, Inc. (the “Company”).  As General Counsel, I have been requested to provide you my opinion as to certain matters in connection with the preparation, execution and delivery of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings set forth in the Note Purchase Agreement.  This opinion is furnished to you pursuant to Section 4.4(b)(i) of the Note Purchase Agreement.

In connection with this opinion, I have (a) examined (i) the Note Purchase Agreement, signed by the Company and by the Purchasers, (ii) the forms of the Notes attached as Exhibits 1(a) and 1(b) to the Note Purchase Agreement, (iii) originals, or duplicates or certified or conformed copies, of such records, agreements, instruments and other documents, (iv) such certificates of public officials, of officers and representatives of the Company and other Persons, and (b) made such other investigations as I have deemed relevant and necessary in connection with the opinions expressed herein, and I have made no effort to independently verify the facts set forth in such certificates.

In making the foregoing examinations, I have assumed the genuineness of all signatures (other than the signatures of the Company), the legal capacity of each person signatory to any of the documents reviewed by me, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as duplicates or certified or conformed copies, and the authenticity of the originals of such latter documents.  I have relied, as to factual matters, on the statements of the Company set forth in the Note Purchase Agreement and the certificates referenced above, without undertaking any independent investigation of such factual matters, unless I know such statements not to be true and correct.

Based upon and subject to the foregoing, and subject to the assumptions, exceptions, qualifications and limitations set forth herein, I am of the opinion that:

1.             Each of the Company and its Subsidiaries (a) has been duly incorporated or formed and is validly existing and in good standing as a corporation or limited liability company, as applicable, under the laws of the jurisdiction in which it was so incorporated or formed, (b) is duly qualified to do business as a foreign corporation or limited liability company, as applicable, in each jurisdiction where its activities require such qualification except where the failure to so qualify would not, individually or in the aggregate, have a Material Adverse Effect, and (c) has the corporate or limited liability company, as applicable, power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact and, in the case of the Company, to execute and deliver the Note Purchase Agreement and the Notes and to perform its obligations thereunder.

2.             The Company (a) has duly authorized, by all requisite corporate action, the execution, delivery and performance of its obligations under the Note Purchase Agreement and the Notes and (b) has duly executed and delivered the Note Purchase Agreement.

3.             The Company’s execution and delivery of, and performance of its obligations under, the Note Purchase Agreement do not (a) contravene, or result in any violation of, any corporate charter, certificate of formation, bylaws or limited liability company agreement, as applicable of the Company or any Subsidiary of the Company, in each case, as in effect on the date hereof (after giving effect to any amendment thereto), (b) contravene, result in any breach or violation of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, any existing obligation of the Company or any Subsidiary of the Company pursuant to the express provisions of the Existing Credit Facility or any material indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or any other material agreement or instrument, in each case, in effect on the date hereof to which the Company or any Subsidiary of the Company is a party or by which the Company or any Subsidiary of the Company or any of their respective properties may be bound or affected, other than the Credit Agreement, dated as of October 5, 2009, by and among the Company, the lenders party thereto from time to time, Bank of America, N.A., and Bank of America Securities LLC, which has been replaced by the Existing Credit Facility, (c) conflict in any material respect with or result in a material breach or violation of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary of the Company or (d) violate any provision of any Applicable Laws (as hereinafter defined) applicable to the Company or any Subsidiary of the Company.

4.             Neither the Company nor any Subsidiary of the Company is an “investment company” or a company “controlled” by an “investment company,” each as defined in, or subject to regulation under the Investment Company Act of 1940, as amended.

5.             Under Applicable Law, no consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority is required as a condition to the execution and delivery by the Company of the Note Purchase Agreement

2

or the performance by the Company of its obligations thereunder.  Please note that United States Federal securities law require the filing of Current Reports on Form 8-K with the Securities and Exchange Commission with respect to the execution and delivery of the Note Purchase Agreement.

To my knowledge, except as otherwise disclosed, there is no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, now pending, to which the Company or any Subsidiary of the Company is a party or to which the business, assets or property of the Company or any Subsidiary of the Company is subject and, to my knowledge, no such action, suit or proceeding is threatened to which the Company or any Subsidiary of the Company or the business, assets or property of the Company or any Subsidiary of the Company would be subject that in either case questions the validity of the Note Purchase Agreement or, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

The foregoing opinions and statement are subject to the following assumptions, exceptions, qualifications and limitations.

(a)           The foregoing opinions are expressly limited to matters under and governed by the General Corporation Law of the State of Delaware, applicable Federal laws of the United States of America, and the laws of the States of Kansas and Missouri, in each case in effect on the date hereof and which, in my experience, are normally applicable to the transactions of the type provided for in the Note Purchase Agreement, in each case, however, exclusive of, and without regard to, any Excluded Laws (collectively, the “Applicable Laws”).  The term “Excluded Laws” means all (A) municipal, political subdivision (whether created or enabled through legislative action at the federal, state, regional or local level), local and county ordinances, statutes, administrative decisions, laws, rules and regulations, and (B) statutes, laws, rules and regulations relating to (1) pollution or protection of the environment, (2) zoning, land use, building or construction, (3) operation of any asset or property, (4) labor, employment, employee rights and benefits, or occupational safety and health, (5)  utility regulation or regulation of matters pertaining to the acquisition, transportation, transmission, storage or use of energy sources used in connection therewith or generated thereby, (6) antitrust, (7) taxation and (8) except as set forth in the opinion in paragraph 4 above, securities laws and laws applicable to the regulation of broker dealers, in each case with respect to each of the foregoing, (x) as interpreted, construed or enforced pursuant to any judicial, arbitral or other decision or pronouncement, (y) as in effect in any jurisdiction, including, without limitation, any State of the United States of America and the United States of America, and (z) including, without limitation, any and all authorizations, permits, consents, applications, licenses, approvals, filings, registrations, publications, exemptions and the like required by any of them.

(b)           In rendering the opinion expressed in paragraph 1 above regarding valid existence and good standing, I have relied solely on certificates of public officials of a recent date, and have conducted no further investigation.

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(c)           Whenever any opinion expressed herein with respect to the existence or absence of facts is qualified by references to “known to me,” “to my knowledge” or words or phrases of similar import (whether or not modified by any additional phrases), such qualification indicates that, except as otherwise expressed, (i) no information has come to my attention that has given me actual knowledge of the existence of such facts, and (ii) I have not undertaken any independent investigation to determine the existence or absence of such facts.

My opinion is limited to the Applicable Laws, as appropriate, and is based on the facts in existence and the laws in effect on the date hereof.  In rendering this opinion, note that I am a member of the bar of the States of Kansas and Missouri.

The opinions expressed herein are solely for the benefit of, and may only be relied upon by, each of the Purchasers listed in Schedule A to the Note Purchase Agreement and its respective institutional successors and assigns in connection with the Note Purchase Agreement and the Notes (provided that any reliance by any successor or assign shall be to the opinions expressed herein as of the date of this opinion letter and shall not constitute a reissuance of such opinions as of any date subsequent to the date of this letter) and may be used only for the purposes set forth in the Note Purchase Agreement.  The opinions expressed herein are as of the date hereof (and not as of any other date) or, to the extent a reference to a certificate or other document is made herein, to the date thereof, and I make no undertaking to amend or supplement such opinions as facts and circumstances come to my attention or changes in the law occur which could affect such opinions.

Very truly yours,

4

EXHIBIT A

Purchasers

Metropolitan Life Insurance Company

MetLife Investors Insurance Company

MetLife Insurance Company of Connecticut

MetLife Insurance Company of Connecticut, on behalf of its Separate Account MGA

Midland National Life Insurance Company

North American Company for Life and Health Insurance

Security Benefit Life Insurance Company

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company

John Hancock Life Insurance Company (U.S.A.)

John Hancock Life Insurance Company of New York

JPMorgan Chase Bank as Directed Trustee for the SBC Master Pension Trust

The Northwestern Mutual Life Insurance Company

Knights of Columbus

The Union Central Life Insurance Company

Acacia Life Insurance Company

Ameritas Life Insurance Corp.

Exhibit 4.4(b)(ii)

Form of Internal Counsel to the Company Closing Opinion

January 13, 2011

To the Purchasers Listed on Exhibit A

Re:                               Note Purchase Agreement dated as of August 31, 2010 (the “Note Purchase Agreement”) among Waddell & Reed Financial, Inc. and the Purchasers identified on Schedule A thereto

Ladies and Gentlemen:

I am General Counsel of Waddell & Reed Financial, Inc. (the “Company”).  As General Counsel, I have been requested to provide you my opinion as to certain matters in connection with the preparation, execution and delivery of the Note Purchase Agreement and the Notes (collectively, the “Note Documents”).  Unless otherwise indicated, capitalized terms used but not defined herein shall have the respective meanings set forth in the Note Purchase Agreement.  This opinion is furnished to you pursuant to Section 4.4(b)(ii) of the Note Purchase Agreement.

In connection with this opinion, I have examined the Note Purchase Agreement, signed by the Company and by the Purchasers, and the Notes, each executed by the Company.  In addition to the Note Documents, I have (a) examined (i) the originals, or duplicates or certified or conformed copies, of such records, agreements, instruments and other documents and (ii) such certificates of public officials, of officers and representatives of the Company and other Persons, and (b) made such other investigations as I have deemed relevant and necessary in connection with the opinions expressed herein, and I have made no effort to independently verify the facts set forth in such certificates.

In making the foregoing examinations, I have assumed the genuineness of all signatures (other than the signatures of the Company), the legal capacity of each person signatory to any of the documents reviewed by me, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as duplicates or certified or conformed copies, and the authenticity of the originals of such latter documents.  I have relied, as to factual matters, on the statements of the Company set forth in the Note Purchase Agreement and the certificates referenced above, without undertaking any independent investigation of such factual matters, unless I know such statements not to be true and correct.

Based upon and subject to the foregoing, and subject to the assumptions, exceptions, qualifications and limitations set forth herein, I am of the opinion that:

1.             Each of the Company and its Subsidiaries (a) has been duly incorporated or formed and is validly existing and in good standing as a corporation or limited liability company, as applicable, under the laws of the jurisdiction in which it was so incorporated or formed, (b) is duly qualified to do business as a foreign corporation or limited liability company, as applicable, in each jurisdiction where its activities require such qualification except where the failure to so qualify would not, individually or in the aggregate, have a Material Adverse Effect, and (c) has the corporate or limited liability company, as applicable, power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact and, in the case of the Company, to execute and deliver the Notes and to perform its obligations under the Note Documents.

2.             The Company (a) has duly authorized, by all requisite corporate action, the execution, delivery and performance of its obligations under the Note Documents and (b) has duly executed and delivered the Notes.

3.             The Company’s execution and delivery of, and performance of its obligations under, the Note Documents do not (a) contravene, or result in any violation of, any corporate charter, certificate of formation, bylaws or limited liability company agreement, as applicable of the Company or any Subsidiary of the Company, in each case, as in effect on the date hereof (after giving effect to any amendment thereto), (b) contravene, result in any breach or violation of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, any existing obligation of the Company or any Subsidiary of the Company pursuant to the express provisions of the Existing Credit Facility or any material indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease or any other material agreement or instrument, in each case, in effect on the date hereof to which the Company or any Subsidiary of the Company is a party or by which the Company or any Subsidiary of the Company or any of their respective properties may be bound or affected, (c) conflict in any material respect with or result in a material breach or violation of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary of the Company or (d) violate any provision of any Applicable Laws (as hereinafter defined) applicable to the Company or any Subsidiary of the Company.

4.             Neither the Company nor any Subsidiary of the Company is an “investment company” or a company “controlled” by an “investment company,” each as defined in, or subject to regulation under the Investment Company Act of 1940, as amended.

5.             Under Applicable Law, no consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority is required as a condition to the execution and delivery by the Company of the Note Documents or the performance by the Company of its obligations thereunder.  Please note that United

2

States Federal securities law require the filing of Current Reports on Form 8-K with the Securities and Exchange Commission with respect to the execution and delivery of the Note Documents.

To my knowledge, except as otherwise disclosed, there is no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, now pending, to which the Company or any Subsidiary of the Company is a party or to which the business, assets or property of the Company or any Subsidiary of the Company is subject and, to my knowledge, no such action, suit or proceeding is threatened to which the Company or any Subsidiary of the Company or the business, assets or property of the Company or any Subsidiary of the Company would be subject that in either case questions the validity of the Note Documents or, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

The foregoing opinions and statement are subject to the following assumptions, exceptions, qualifications and limitations.

(a)           The foregoing opinions are expressly limited to matters under and governed by the General Corporation Law of the State of Delaware, applicable Federal laws of the United States of America, and the laws of the States of Kansas and Missouri, in each case in effect on the date hereof and which, in my experience, are normally applicable to the transactions of the type provided for in the Note Documents, in each case, however, exclusive of, and without regard to, any Excluded Laws (collectively, the “Applicable Laws”).  The term “Excluded Laws” means all (A) municipal, political subdivision (whether created or enabled through legislative action at the federal, state, regional or local level), local and county ordinances, statutes, administrative decisions, laws, rules and regulations, and (B) statutes, laws, rules and regulations relating to (1) pollution or protection of the environment, (2) zoning, land use, building or construction, (3) operation of any asset or property, (4) labor, employment, employee rights and benefits, or occupational safety and health, (5)  utility regulation or regulation of matters pertaining to the acquisition, transportation, transmission, storage or use of energy sources used in connection therewith or generated thereby, (6) antitrust, (7) taxation and (8) except as set forth in the opinion in paragraph 4 above, securities laws and laws applicable to the regulation of broker dealers, in each case with respect to each of the foregoing, (x) as interpreted, construed or enforced pursuant to any judicial, arbitral or other decision or pronouncement, (y) as in effect in any jurisdiction, including, without limitation, any State of the United States of America and the United States of America, and (z) including, without limitation, any and all authorizations, permits, consents, applications, licenses, approvals, filings, registrations, publications, exemptions and the like required by any of them.

(b)           In rendering the opinion expressed in paragraph 1 above regarding valid existence and good standing, I have relied solely on certificates of public officials of a recent date, and have conducted no further investigation.

(c)           Whenever any opinion expressed herein with respect to the existence or absence of facts is qualified by references to “known to me,” “to my knowledge” or

3

words or phrases of similar import (whether or not modified by any additional phrases), such qualification indicates that, except as otherwise expressed, (i) no information has come to my attention that has given me actual knowledge of the existence of such facts, and (ii) I have not undertaken any independent investigation to determine the existence or absence of such facts.

My opinion is limited to the Applicable Laws, as appropriate, and is based on the facts in existence and the laws in effect on the date hereof.  In rendering this opinion, note that I am a member of the bar of the States of Kansas and Missouri.

The opinions expressed herein are solely for the benefit of, and may only be relied upon by, each of the Purchasers listed in Schedule A to the Note Purchase Agreement and its respective institutional successors and assigns in connection with the Note Documents (provided that any reliance by any successor or assign shall be to the opinions expressed herein as of the date of this opinion letter and shall not constitute a reissuance of such opinions as of any date subsequent to the date of this letter) and may be used only for the purposes set forth in the Note Purchase Agreement.  The opinions expressed herein are as of the date hereof (and not as of any other date) or, to the extent a reference to a certificate or other document is made herein, to the date thereof, and I make no undertaking to amend or supplement such opinions as facts and circumstances come to my attention or changes in the law occur which could affect such opinions.

Very truly yours,

4

EXHIBIT A

Purchasers

Metropolitan Life Insurance Company

MetLife Investors Insurance Company

MetLife Insurance Company of Connecticut

MetLife Insurance Company of Connecticut, on behalf of its Separate Account MGA

Midland National Life Insurance Company

North American Company for Life and Health Insurance

Security Benefit Life Insurance Company

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company

John Hancock Life Insurance Company (U.S.A.)

John Hancock Life Insurance Company of New York

JPMorgan Chase Bank as Directed Trustee for the SBC Master Pension Trust

The Northwestern Mutual Life Insurance Company

Knights of Columbus

The Union Central Life Insurance Company

Acacia Life Insurance Company

Ameritas Life Insurance Corp.

EXHIBITS 4.4(c)(i) and 4.4(c)(ii)

Forms of Opinions of Special Counsel to the Purchasers

Exhibit 4.4(c)(i)

Form of Special Counsel to the Purchasers Signing Opinion

January 13, 2011

Re:	Waddell & Reed Financial, Inc.
5.00% Senior Notes, Series A, due 2018
5.75% Senior Notes, Series B, due 2021

To the several Purchasers listed in

Schedule A to the within-mentioned

Note Purchase Agreement

Ladies and Gentlemen:

We have acted as your special counsel in connection with the issuance by Waddell & Reed Financial, Inc. (the “Company”) of $95,000,000 aggregate principal amount of its 5.00% Senior Notes, Series A, due 2018 (the “Series A Notes”) and $95,000,000 aggregate principal amount of its 5.75% Senior Notes, Series B, due 2021 (the “Series B Notes”).  The Series A Notes and the Series B Notes (collectively, the “Notes”) are being purchased by you on this date under and pursuant to the Note Purchase Agreement, dated as of August 31, 2010 (the “Note Purchase Agreement”), by and among you and the Company, in the respective series and aggregate principal amounts set forth in Schedule A to the Note Purchase Agreement.  All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Note Purchase Agreement.

We have examined such corporate records of the Company, agreements and other instruments, certificates of officers and representatives of the Company, certificates of public officials, and such other documents, as we have deemed necessary in connection with the opinions hereinafter expressed.  In such examination we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals and the conformity with the authentic originals of all documents submitted to us as copies.  As to questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon the representations set forth in the Note Purchase Agreement and upon certifications by officers or other representatives of the Company.

In addition, we attended the closing held today at our office at which you purchased and made payment for Notes of the series and in the respective aggregate principal amounts to be purchased by you, all in accordance with the Note Purchase Agreement.

Based upon the foregoing and having regard for legal considerations that we deem relevant, we render our opinion to you pursuant to Section 4.4(c)(ii) of the Note Purchase Agreement as follows:

1.             The Company is a validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power to execute and deliver the Notes and perform its obligations thereunder.

2.             The Notes being purchased by you today have been duly authorized, executed and delivered and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

3.             No consent, approval or authorization of, or declaration, registration or filing with, any New York or United States Federal Governmental Authority by the Company is required for the validity of the execution, delivery or performance by the Company of said Notes.

4.             It was not necessary in connection with the offering, sale and delivery of said Notes, under the circumstances contemplated by the Note Purchase Agreement, to register said Notes under the Securities Act of 1933, as amended, or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

5.             The opinions of even date herewith of Fulbright & Jaworski L.L.P., special counsel for the Company, and Daniel C. Schulte, Esq., Senior Vice President and General Counsel of the Company, delivered to you pursuant to Sections 4.4(a)(ii) and 4.4(b)(ii) of the Note Purchase Agreement, respectively, are satisfactory to us in form and scope with respect to the matters respectively specified therein and we believe that you are justified in relying thereon.

The opinions expressed above as to the enforceability of any agreement or instrument in accordance with its terms are subject to the exceptions that (a) such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and (ii) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (b) the enforceability of indemnity provisions contained in the Note Purchase Agreement may be subject to limitations based upon public policy considerations.

We express no opinion as to (a) whether a court outside the State of New York will honor the choice of New York law to govern the Note Purchase Agreement and the Notes, (b) Section 22.8 of the Note Purchase Agreement insofar as said Section relates to (i) the waiver of the right to jury trial, (ii) the subject matter jurisdiction of a United States Federal court sitting in New York to adjudicate any controversy relating to the Note Purchase Agreement or the Notes or

2

(iii) the waiver of inconvenient forum with respect to proceedings in any such United States Federal court, or (c) any provisions of the Note Purchase Agreement or the Notes which purport to provide for a rate of interest after judgment.

We have made no examination of and express no opinion today with respect to any matter covered by our opinion dated August 31, 2010 and delivered to you on such date in connection with the execution and delivery of the Note Purchase Agreement.

We are members of the bar of the State of New York and do not herein intend to express any opinion as to any matters governed by any laws other than United States Federal laws and the laws of the State of New York and the General Corporation Law of the State of Delaware.

This opinion is given solely for your benefit, and for the benefit of other institutional investor holders from time to time of the Notes purchased by you today, in connection with the closing held today of the transactions contemplated by the Note Purchase Agreement, and may not be relied upon by any other person for any purpose without our prior written consent.

Very truly yours,

3

Exhibit 4.4(c)(ii)

Form of Special Counsel to the Purchasers Closing Opinion

August 31, 2010

Re:	Waddell & Reed Financial, Inc.
5.00% Senior Notes, Series A, due 2018
5.75% Senior Notes, Series B, due 2021

To the several Purchasers listed in
Schedule A to the within-mentioned
Note Purchase Agreement

Ladies and Gentlemen:

We have acted as your special counsel in connection with the proposed issuance by Waddell & Reed Financial, Inc. (the “Company”) of $95,000,000 aggregate principal amount of its 5.00% Senior Notes, Series A, due 2018 and $95,000,000 aggregate principal amount of its 5.75% Senior Notes, Series B, due 2021 (collectively, the “Notes”) pursuant to the Note Purchase Agreement, dated as of August 31, 2010 (the “Note Purchase Agreement”), by and among you and the Company.  All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Note Purchase Agreement.

We have examined such corporate records of the Company, agreements and other instruments, certificates of officers and representatives of the Company, certificates of public officials, and such other documents, as we have deemed necessary in connection with the opinions hereinafter expressed.  In such examination we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals and the conformity with the authentic originals of all documents submitted to us as copies.  As to questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon the representations set forth in the Note Purchase Agreement and upon certifications by officers or other representatives of the Company.

Based upon the foregoing and having regard for legal considerations that we deem relevant, we render our opinion to you pursuant to Section 4.4(c)(i) of the Note Purchase Agreement as follows:

1.             The Company is a validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power to execute and deliver the Note Purchase Agreement and perform its obligations thereunder.

2.             The Note Purchase Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of Company, enforceable against the Company in accordance with its terms.

3.             No consent, approval or authorization of, or declaration, registration or filing with, any New York or United States Federal Governmental Authority is required to be obtained or made as a condition to the validity of the execution and delivery by the Company of the Note Purchase Agreement or for the performance by the Company of its obligations thereunder.

4.             It was not necessary in connection with the offering of the Notes under the circumstances contemplated by the Note Purchase Agreement to register the Notes to be sold and delivered thereunder under the Securities Act of 1933, as amended, or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

5.             The opinions of even date herewith of Fulbright & Jaworski L.L.P., special counsel for the Company, and Daniel C. Schulte, Esq., Senior Vice President and General Counsel of the Company, delivered to you pursuant to Sections 4.4(a)(i) and 4.4(b)(i) of the Note Purchase Agreement, respectively, are satisfactory to us in form and scope with respect to the matters respectively specified therein and we believe that you are justified in relying thereon.

The opinions expressed above as to the enforceability of any agreement or instrument in accordance with its terms are subject to the exceptions that (a) such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and (ii) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (b) the enforceability of indemnity provisions contained in the Note Purchase Agreement may be subject to limitations based upon public policy considerations.

We express no opinion as to (a) whether a court outside the State of New York will honor the choice of New York law to govern the Note Purchase Agreement and the Notes, (b) Section 22.8 of the Note Purchase Agreement insofar as said Section relates to (i) the waiver of the right to jury trial, (ii) the subject matter jurisdiction of a United States Federal court sitting in New York to adjudicate any controversy relating to the Note Purchase Agreement or the Notes or (iii) the waiver of inconvenient forum with respect to proceedings in any such United States Federal court, or

2

(c) any provisions of the Note Purchase Agreement or the Notes which purport to provide for a rate of interest after judgment.

We are members of the bar of the State of New York and do not herein intend to express any opinion as to any matters governed by any laws other than United States Federal laws, the laws of the State of New York and the General Corporation Law of the State of Delaware.

3

This opinion is given solely for your benefit and for the benefit of institutional investor holders from time to time of the Notes purchased by you pursuant to the Note Purchase Agreement, in connection with the transactions contemplated by the Note Purchase Agreement, and may not be relied upon by any other person for any purpose without our prior written consent.

Very truly yours,

4

EXHIBIT 7.1(f)(i)

Form of Report on Net Asset Values

EXHIBIT 7.1(f)(i)

W A D D E L L  &  R E E D  F I N A N C I A L, I N C.

Mutual Fund Management Fees by Fund Family

2010 Actual ($000)

																	% Inc (Dec)	Total
														% of	YTD Mgmt	Variance	2009	Year
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Y-T-D	Total	Fee Rate	From L-Y	Actual	2009

W&R Advisors Funds
Accumulative
Asset Strategy
Bond
Cash Management
Continental Income
Core Investment
Dividend Opportunities
Energy
Global Bond
Government Securities
High Income
International Growth
Municipal Bond
Municipal High Income
New Concepts
Retirement Shares
Science & Technology
Small Cap
Tax-Managed Equity
Value
Vanguard
W&R Advisors Funds Total

Ivy Funds
Asset Strategy
Asset Strategy New Opportunities
Balanced
Bond
Capital Appreciation
Core Equity
Cundill Global Value
Dividend Opportunities
Energy
European Opportunities
Global Bond
Global Natural Resources
High Income
International Balanced
International Core Equity
International Growth
Large Cap Growth
Limited-Term Bond
Managed European/Pacific
Managed International Opportunities
Micro Cap Growth
Mid Cap Growth
Money Market
Mortgage Securities
Municipal Bond
Municipal High Income
Pacific Opportunities
Real Estate Securities
Science & Technology
Small Cap Growth
Small Cap Value
Value
Ivy Funds Total

W A D D E L L  &  R E E D  F I N A N C I A L, I N C.

Mutual Fund Management Fees by Fund Family

2010 Actual ($000)

																	% Inc (Dec)	Total
														% of	YTD Mgmt	Variance	2009	Year
	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Y-T-D	Total	Fee Rate	From L-Y	Actual	2009

Ivy VIP Funds
Asset Strategy
Balanced
Bond
Core Equity
Dividend Opportunities
Energy
Global Natural Resources
Growth
High Income
International Growth
International Value
Micro Cap Growth
Mid Cap Growth
Money Market
Mortgage Securities
Real Estate Securities
Science & Technology
Small Cap
Small Cap Value
Value
Ivy VIP Funds Total

Grand Total

Equity
Fixed
Money Market

Daily Average

Change in Mutual Fund Assets Under Management	July 2010
(Millions)	Month to Date	Exhibit C-1

	Net Assets			Net	Net	Dividends	Net Investment	Dividends	Valuation	Net Assets
	at 6-30-10	Sales	Redemptions	Sales	Exchanges	Reinvested	Income	Paid	Change	at 7-31-10
Waddell & Reed Advisors Funds
Accumulative
Asset Strategy
Bond
Cont Income
Core Investment
Dividend Opportunities
Energy
Global Bond
Government Securities
High Income
International Growth
Municipal Bond
Municipal High Income
New Concepts
Science & Technology
Small Cap
Tax-Managed Equity
Value
Vanguard
Asset Allocation Pass-Thru (MAP/SPA)
Subtotal of Long -Term Funds
Cash Management
Waddell & Reed Advisors Funds Total

Ivy Funds
Asset Strategy
Asset Strategy New Opportunities
Balanced
Bond
Capital Appreciation
Core Equity
Cundill Global Value
Dividend Opportunities
Energy
European Opportunities
Global Natural Resources
Global Bond
High Income
International Balanced
International Core Equity
International Growth
Large Cap Growth
Limited-Term Bond
Managed European/Pacific
Managed Int’l Opportunities
Microcap Growth
Mid Cap Growth
Mortgage Securities
Municipal Bond
Municipal High Income
Pacific Opportunities
Real Estate
Science & Technology
Small Cap Growth
Small Cap Value
Tax-Managed Equity
Value
Subtotal of Long -Term Funds
Money Market
Subtotal of Money Market
Less Eliminations- Underlying Funds of Funds (1)
Ivy Funds Total

Change in Mutual Fund Assets Under Management	July 2010
(Millions)	Month to Date

	Net Assets at 6-30-10	Sales	Redemptions	Net Sales	Net Exchanges	Dividends Reinvested	Net Investment Income	Dividends Paid	Valuation Change	Net Assets at 7-31-10

InvestEd Funds
InvestEd Balanced
InvestEd Conservative
InvestEd Growth
InvestEd Funds Total

Ivy VIP Funds
Asset Strategy
Balanced Port
Bond
Core Equity
Dividend Opportunities
Energy
Global Natural Resources
Growth
High Inc
International Growth
International Value
Microcap Growth
Mid Cap Growth
Money Mkt
Mortgage Securities
Pathfinder- Agressive Portfolio
Pathfinder- Conservative Portfolio
Pathfinder- Moderate Portfolio
Pathfinder- Moderately Agressive Portfolio
Pathfinder- Moderately Conservative Portfolio
Real Estate
Science & Technology
Small Cap Port
Small Cap Value
Value
Less Eliminations- Underlying Funds of Funds (1)
Ivy VIP Funds Total *
Summary of All Funds
Long-Term Funds
Money Market Funds **
Less Eliminations- Underlying InvestEd Funds (1)
All Mutual Funds

*All Ivy VIP Funds are considered to be Long-Term Mutual Funds. For the Ivy VIP Funds only sales include exchanges in and redemptions include exchanges out.

**Money Market Funds consists of Advisors Cash Management and Invested Cash Reserves, Ivy Money Market and Ivy Cash Reserves.

(1) Eliminations- Underlying Funds of Funds — These eliminations are to prevent double counting due to reporting both at the fund of fund and underlying fund levels.

BY INVESTMENT MANAGER
Sub-Advised Funds
W&R Managed Funds
TOTAL

% BY INVESTMENT MANAGER
Sub-Advised Funds
W&R Managed Funds
TOTAL

Change in Mutual Fund Assets Under Management	July 2010
(Millions)	Year to Date

	Net Assets at 12-31-09	Sales	Redemptions	Net Sales	Net Exchanges	Dividends Reinvested	Net Investment Income	Dividends Paid	Valuation Change	Net Assets at 7-31-2010
Waddell & Reed Advisors Funds
Accumulative
Asset Strategy
Bond
Cont Income
Core Investment
Dividend Opportunities
Energy
Global Bond
Government Securities
High Income
International Growth
Municipal Bond
Municipal High Income
New Concepts
Science & Technology
Small Cap
Tax-Managed Equity
Value
Vanguard
Asset Allocation Pass-Thru (MAP/SPA)
Subtotal of Long -Term Funds
Cash Management
Waddell & Reed Advisors Funds Total

Ivy Funds
Asset Strategy
Asset Strategy New Opportunities
Balanced
Bond
Capital Appreciation
Core Equity
Cundill Global Value
Dividend Opportunities
Energy
European Opportunities
Global Natural Resources
Global Bond
High Income
International Balanced
International Core Equity
International Growth
Large Cap Growth
Limited-Term Bond
Managed European/Pacific
Managed Int’l Opportunities
Microcap Growth
Mid Cap Growth
Mortgage Securities
Municipal Bond
Municipal High Income
Pacific Opportunities
Real Estate
Science & Technology
Small Cap Growth
Small Cap Value
Tax-Managed Equity
Value
Subtotal of Long -Term Funds
Money Market
Less Eliminations- Underlying Funds of Funds (1)
Ivy Funds Total

Change in Mutual Fund Assets Under Management	July 2010
(Millions)	Year to Date

	Net Assets at 12-31-09	Sales	Redemptions	Net Sales	Net Exchanges	Dividends Reinvested	Net Investment Income	Dividends Paid	Valuation Change	Net Assets at 7-31-2010
InvestEd Funds
InvestEd Balanced
InvestEd Conservative
InvestEd Growth
InvestEd Funds Total

Ivy VIP Funds
Asset Strategy
Balanced Port
Bond
Core Equity
Dividend Opportunities
Energy
Global Natural Resources
Growth
High Inc
International Growth
International Value
Microcap Growth
Mid Cap Growth
Money Mkt
Mortgage Securities
Pathfinder- Agressive Portfolio
Pathfinder- Conservative Portfolio
Pathfinder- Moderate Portfolio
Pathfinder- Moderately Agressive Portfolio
Pathfinder- Moderately Conservative Portfolio
Real Estate
Science & Technology
Small Cap Port
Small Cap Value
Value
Less Eliminations- Underlying Funds of Funds (1)
Ivy VIP Funds Total*
Summary of All Funds
Long-Term Funds
Money Market Funds **
Less Eliminations- Underlying InvestEd Funds (1)
All Mutual Funds

*All Ivy VIP Funds are considered to be Long-Term Mutual Funds. For the Ivy Vip Funds only sales include exchanges in and redemptions include exchanges out.

**Money Market Funds consists of Advisors Cash Management and Invested Cash Reserves, Ivy Money Market and Ivy Cash Reserves.

(1) Eliminations- Underlying Funds of Funds — These eliminations are to prevent double counting due to reporting both at the fund of fund and underlying fund levels.

BY INVESTMENT MANAGER
Sub-Advised Funds
W&R Managed Funds
TOTAL

% BY INVESTMENT MANAGER
Sub-Advised Funds
W&R Managed Funds
TOTAL

EXHIBIT 7.1(f)(ii)

Form of Report on Aggregate Revenue Base

EXHIBIT 7.1(f)(ii)

Waddell & Reed Financial, Inc. - Consolidated
Statement of Operations
For the period indicated in each column heading
Dollar amounts in thousands except per share amounts

	QTD Aug-2010	QTD May-2010	Variance Dollars	Variance Percent	QTD Aug-2010	QTD Aug-2009	Variance Dollars	Variance Percent	YTD Aug-2010	YTD Aug-2009	Variance Dollars	Variance Percent

REVENUES:
Investment Management Fees
Underwriting & Distribution fees
Shareholder Service Fees
Revenue Allocation

TOTAL REVENUE

	Aug-2009	Sep-2009	Oct-2009	Nov-2009	Dec-2009	Jan-2010	Feb-2010	Mar-2010	Apr-2010	May-2010	Jun-2010	Jul-2010	Aug-2010

REVENUES:
Investment Management Fees
Underwriting & Distribution fees
Shareholder Service Fees
Revenue Allocation

TOTAL REVENUE